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Scudder Fixed Income Fund

Scudder Short-Term Fixed Income Fund

Scudder High Income Plus Fund

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

		Scudder Fixed Income Fund	Scudder Short-Term Fixed Income Fund	Scudder High Income Plus Fund
Class A	Nasdaq Symbol	SFXAX	N/A	N/A
	CUSIP Number	61735K422	N/A	N/A
Class B	Nasdaq Symbol	SFXBX	N/A	N/A
	CUSIP Number	61735K414	N/A	N/A
Class C	Nasdaq Symbol	SFXCX	N/A	N/A
	CUSIP Number	61735K398	N/A	N/A
Investment Class	Nasdaq Symbol	MFISX	N/A	MGHVX
	CUSIP Number	61735K760	N/A	61735K596
Institutional Class	Nasdaq Symbol	MFINX	MGSFX	MGHYX
	CUSIP Number	61735K836	61735K828	61735K646
Premier Class	Nasdaq Symbol	N/A	N/A	MGHPX
	CUSIP Number	N/A	N/A	61735K547

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the funds' prospectus for more complete information, including a complete description of the funds' investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Scudder Fixed Income Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Fixed Income Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	5.21%	9.16%	7.16%	7.80%
Class B(a)	4.43%	8.35%	6.36%	6.99%
Class C(a)	4.35%	8.32%	6.34%	6.98%
Institutional Class+	5.49%	9.45%	7.44%	8.08%
Lehman Brothers Aggregate Bond Index+++	5.89%	9.18%	7.43%	7.47%

Scudder Fixed Income Fund	1-Year	3-Year	Life of Class**
Investment Class+	5.24%	9.19%	7.05%
Lehman Brothers Aggregate Bond Index+++	5.89%	9.18%	7.36%

Sources: Lipper, Inc. and Deutsche Asset Management

+ Institutional Class and Investment Class are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 10/31/02	$ 11.08	$ 11.08	$ 11.08	$ 11.09	$ 11.08
6/28/02 (Inception date for Class A, B and C)	$ 10.92	$ 10.92	$ 10.92	-	-
10/31/01 (Investment Class and Institutional Class)	-	-	-	$ 11.12	$ 11.12
Distribution Information: Twelve Months: Income Dividends	$ .19	$ .16	$ .16	$ .59	$ .62
October Income Dividend	$ .0461	$ .0393	$ .0397	$ .0468	$ .0490
SEC 30-day Yield++	4.45%	3.90%	3.88%	4.98%	4.92%
Current Annualized Distribution Rate++	4.99%	4.26%	4.30%	5.06%	5.31%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 4.41%, 3.87%, 3.84%, 4.91% and 4.85% for the Class A, B, C, Investment Class and Institutional Class, respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	50	of	362	14
3-Year	14	of	261	6
5-Year	11	of	190	6
10-Year	2	of	63	4

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Fixed Income Fund - Class A [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,048	$12,423	$13,496	$20,235
	Average annual total return	.48%	7.50%	6.18%	7.30%
Class B(c)	Growth of $10,000	$10,146	$12,520	$13,514	$19,658
	Average annual total return	1.46%	7.78%	6.21%	6.99%
Class C(c)	Growth of $10,000	$10,435	$12,709	$13,601	$19,642
	Average annual total return	4.35%	8.32%	6.34%	6.98%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,589	$13,016	$14,307	$20,551
	Average annual total return	5.89%	9.18%	7.43%	7.47%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder Fixed Income Fund - Institutional Class [] Lehman Brothers Aggregate Bond Index+++

Yearly periods ended October 31

Comparative Results*
Scudder Fixed Income Fund		1-Year	3-Year	Life of Class**
Investment Class	Growth of $10,000	$10,524	$13,018	$13,792
	Average annual total return	5.24%	9.19%	7.05%
Lehman Brothers Aggregate Bond Index+++	Growth of $10,000	$10,589	$13,016	$13,931
	Average annual total return	5.89%	9.18%	7.36%

The growth of $10,000 is cumulative.

Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$263,725	$327,775	$357,950	$543,700
	Average annual total return	5.49%	9.45%	7.44%	8.08%
Lehman Brothers Aggregate Bond Index+++	Growth of $250,000	$264,725	$325,400	$357,675	$513,775
	Average annual total return	5.89%	9.18%	7.43%	7.47%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Investment Class commenced operations on February 11, 1998. Index returns begin February 28, 1998.
a On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B, and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c On June 28, 2002, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+++ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder Short-Term Fixed Income Fund

Average Annual Total Returns*
Scudder Short-Term Fixed Income Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	4.71%	6.57%	6.22%	6.24%
Lehman Brothers Short-Term Treasury Index+	2.10%	4.62%	4.86%	5.18%

Sources: Lipper, Inc. and Deutsche Management.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 10/31/02	$ 10.17
10/31/01	$ 10.18
Distribution Information: Twelve Months: Income Dividends	$ .46
Capital Gains Distributions	$ .02
October Income Dividend	$ .0336
SEC 30-day Yield++	3.97%
Current Annualized Distribution Rate++	3.89%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 3.85% had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Short Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	7	of	122	6
3-Year	39	of	103	38
5-Year	12	of	88	13

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $250,000 Investment*
[] Scudder Short-Term Fixed Income Fund - Institutional Class [] Lehman Brothers Short-Term Treasury Index+

Yearly periods ended October 31

Comparative Results*
Scudder Short-Term Fixed Income Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $250,000	$261,775	$302,575	$338,100	$397,000
	Average annual total return	4.71%	6.57%	6.22%	6.24%
Lehman Brothers Short-Term Treasury Index+	Growth of $250,000	$255,250	$286,250	$316,950	$366,900
	Average annual total return	2.10%	4.62%	4.86%	5.18%

The growth of $250,000 is cumulative.

The minumum investment for Institutional Class shares is $250,000.

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 13, 1995. Index comparisons begin March 31, 1995.
+ The Lehman Brothers Short-Term Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder High Income Plus Fund

Average Annual Total Returns*
Scudder High Income Plus Fund	1-Year	3-Year	Life of Class(a)	Life of Class(b)	Life of Class(c)
Investment Class	-3.21%	-.22%	3.56%	-	-
Institutional Class	-3.07%	-.02%	-	1.54%	-
Premier Class	-2.83%	-	-	-	-1.08%
CS First Boston High Yield Index+	-.06%	-.16%	.72%	-.47%	.15%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Investment Class	Institutional Class	Premier Class
Net Asset Value:
10/31/02	$ 6.32	$ 6.32	$ 6.32
10/31/01	$ 7.24	$ 7.25	$ 7.24
Distribution Information: Twelve Months:
Income Dividends	$ .71	$ .73	$ .74
October Income Dividend	$ .0506	$ .0537	$ .0605
SEC 30-day Yield++	11.04%	11.30%	11.45%
Current Annualized Distribution Rate++	9.61%	10.20%	11.49%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 9.83%, 10.69% and 11.16% for the Investment Class, Institutional Class and Premier Class, respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings* - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	145	of	373	39
3-Year	57	of	291	20

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $250,000 Investment*
[] Scudder High Income Plus Fund - Institutional Class [] CS First Boston High Yield Index+

Yearly periods ended October 31

Comparative Results*
Scudder High Income Plus Fund		1-Year	3-Year	Life of Class(a)
Investment Class	Growth of $10,000	$9,679	$9,935	$11,555
	Average annual total return	-3.21%	-.22%	3.56%
CS First Boston High Yield Index+	Growth of $10,000	$9,994	$9,954	$10,296
	Average annual total return	-.06%	-.16%	.72%

The growth of $10,000 is cumulative.

Scudder High Income Plus Fund		1-Year	3-Year	Life of Class(b)
Institutional Class	Growth of $250,000	$242,325	$249,875	$268,300
	Average annual total return	-3.07%	-.02%	1.54%
CS First Boston High Yield Index+	Growth of $250,000	$249,850	$248,850	$244,625
	Average annual total return	-.06%	-.16%	-.47%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Scudder High Income Plus Fund		1-Year	Life of Class(c)
Premier Class	Growth of $5,000,000	$4,858,500	$4,892,500
	Average annual total return	-2.83%	-1.08%
CS First Boston High Yield Index+	Growth of $5,000,000	$4,997,000	$5,015,000
	Average annual total return	-.06%	.15%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class shares is $5,000,000.

* Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.
b The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.
c Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery

Economic Guideposts Data as of 10/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Domestic Fixed Income Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the Scudder domestic fixed income funds. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Bartlett

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the Fixed and Short-Term Fixed Income Funds.

• Joined Deutsche Asset Management in 1992.

• Analyst specializing in taxable municipal and government investments.

• MBA, Drexel University.

David Baldt

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short-Term Fixed Income Funds.

• Joined Deutsche Asset Management in 1989.

• Chief Investment Officer of the Fixed Income Group.

Warren Davis

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short-Term Fixed Income Funds.

• Joined Deutsche Asset Management in 1995.

• Analyst specializing in mortgage- and asset-backed securities.

• MBA, Drexel University.

Thomas Flaherty

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short-Term Fixed Income Funds.

• Joined Deutsche Asset Management in 1995.

• Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short-Term Fixed Income Funds.

• Joined Deutsche Asset Management in 1997.

• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

• Analyst specializing in asset-backed securities and government investments.

Daniel Taylor

CFA, Director of Deutsche Asset Management and Co-Manager of the Fixed and Short-Term Fixed Income Funds.

• Joined Deutsche Asset Management in 1998.

• Prior to that, fixed income portfolio manager, asset-backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

• Analyst specializing in asset-backed securities and government securities.

Timothy Vile

Managing Director of Deutsche Asset Management and Co-Manager of the Fixed and Short-Term Fixed Income Funds.

• Joined Deutsche Asset Management in 1991.

• Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

• BS from Susquehanna University.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the High Income Plus Fund.

• Joined Deutsche Asset Management in 1998.

• Prior to that, investment analyst, Phoenix Investment Partners from 1997 to 1998. Prior to that, credit officer, asset-based lending group at Fleet Bank from 1995 to 1997.

Scudder Fixed Income Fund

Gary Bartlett serves as lead portfolio manager of Scudder Fixed Income Fund. He is joined by an extensive team of portfolio co-managers. In the following interview, the team discusses Scudder Fixed Income Fund's performance and the recent market environment.

Q: How did the bond market perform during the fiscal year ended October 31, 2002?

A: The fiscal year was punctuated by two distinct periods. Overall, the Lehman Brothers Aggregate Bond Index1 returned 5.89 percent. During the first quarter of the year, the United States economy appeared to be on the verge of an economic recovery, and equity markets and lower-quality bonds surged. The performance of Treasuries and other high-quality bonds was fairly tame as investors grew slightly more willing to take on risk.

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

However, beginning in the second quarter of 2002, the marketplace was plagued by a wide variety of concerns, such as the possibility of future terrorist attacks, an economy that was seemingly moving into another possible recession, increased potential for a conflict with Iraq and discoveries of widespread corporate accounting irregularities at several prominent domestic corporations, including Qwest and WorldCom, among others. Against this backdrop, the US economy and stock market struggled mightily, and investor interest shifted to higher-quality, relatively more stable investments. In this environment, Treasury bonds soared, particularly in the third quarter, and investment-grade corporate bonds, especially those issued by the likes of fallen angels such as WorldCom, suffered huge losses.

Yield Curve: Recent History

Source: Bloomberg LP, as of 10/31/02.

Treasury yields fell dramatically, while the yield curve steepened. Agency, asset-backed2 and collateralized mortgage-backed securities,3 which generally offer higher quality and stable cash flow, performed well.

2 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.
3 Collateralized mortgage-backed securities are made up of mortgage-backed securities that are split into pieces, called tranches, designed to have specific volatility and maturity measures.

Q: How did Scudder Fixed Income Fund perform for the fiscal year ended October 31, 2002?

A: During this period, the fund outperformed its average peer in the Lipper Intermediate Investment Grade Debt Funds category, which includes funds that invest at least 65 percent of their assets in investment-grade debt issues rated in the top four grades with dollar-weighted average maturities of five to 10 years. Our long-term goal is to provide the best risk-adjusted returns available in a fixed-income portfolio while adhering to the fund's investment objective.

The fund gained 5.49 percent (Institutional Class shares) during the period, while the average fund in the Lipper Intermediate Investment Grade Debt Funds category rose 3.71 percent. The Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 5.89 percent during the period. (Please see page 3 for standardized performance of all share classes.)

Q: How did the fund's strategy and positioning contribute to its performance during the period?

A: Our bottom-up investment strategy and subsequent positioning led to strong absolute and relative results, particularly in the first half of the fiscal year. For the first six months of the period, the fund benefited from its allocation to corporate issues, in particular the effective selection of top-performing securities.

In the second half of the period, the fund's overweight in structured mortgage-backed securities aided results. Management found structured mortgage-backed securities to be undervalued and increased the fund's position in these issues. This move aided results, as structured mortgages were less affected by the recent rise in prepayments brought on by declining interest rates and subsequent mortgage refinancing. As the duration on the mortgage portion of the index shortened, management had to sell some of the fund's Treasury bonds in order to keep the fund's duration neutral to the index. Selling Treasuries at higher prices benefited the portfolio.

Q: What individual issues made a significant impact on the fund's results during the period?

A: The fund benefited as much by the issues that it did not own as by the issues it held. The past year has proven to be one of the most treacherous credit environments in many years, with many issuers in the market suffering significant price deterioration as credit concerns arose. For instance, the fund's results were helped by the early sale of our stake in WorldCom in mid-spring. While the bonds had already suffered some losses by that time due to the company's deteriorating financial positions, we sold off our stake prior to further losses, which occurred after accounting irregularities and fraud were discovered. As a result, we were able to sell those WorldCom issues at significantly higher prices than the levels at which they are currently trading.

While our overall issue selection among corporate bonds proved to be on the mark throughout most of the period, the fund's results were hurt by an overweight in bonds issued by manufactured housing companies. In the last three months of the period, one specific manufactured housing issue, Conseco (formerly Green Tree Financial), was hit particularly hard. (Conseco is trying to restructure more than $4.5 billion of holding-company debt, which stemmed from its 1998 acquisition of Green Tree Financial.) Much of the rest of the companies in the manufactured housing subsector have also seen their bonds sink in sympathy. We continue to hold our stake in Conseco, as we believe that it's currently trading at levels that are below its intrinsic value.

Q: What is your overall outlook for the fixed-income market and the fund?

A: Excess capacity and the debt loads that financed it are omnipresent in the US credit sector. The purging process required to restore pricing power is under way, and the efficacy of its restructuring will likely determine in large part the duration of the current economic and investment climate. One of the primary challenges in a deflationary environment is the natural tendency of consumers and businesses to delay spending and borrowing in expectation of lower prices or rates in the future. Thankfully, the mortgage refinance boom in the United States, during which consumers continued to either buy or furnish new homes or cash out and spend the skyrocketing equity in their homes, has helped the US economy avoid a deflationary spiral. Thus, deflation remains a risk, one that grows more threatening with each passing month of underutilized capacity.

The team sees particular strength in its strategy in times such as these. Pockets of the credit sector have performed better than others, and well-managed, fiscally disciplined companies have outperformed their peers. Proper security selection will differentiate asset managers from index and peer performance in a market environment like the present. In all market environments since the founding of Deutsche Asset Management's fixed-income business, our process has been intently focused on security selection as the most valuable investment tool. We will continue to apply our long-standing discipline of valuing the creditworthiness, structural stability and liquidity of individual securities. We believe it allows for exploitation of specific incorrect pricing of individual bonds while diversifying the portfolio's total risk over a broad range of independent investment decisions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder Short-Term Fixed Income Fund

Gary Bartlett serves as lead portfolio manager of Scudder Short-Term Fixed Income Fund, and is joined by an extensive team of portfolio co-managers. In the following interview, the team discusses the Scudder Short-Term Fixed Income Fund's performance and the recent market environment.

Q: How did the bond market perform during the fiscal year ended October 31, 2002?

A: The fiscal year was punctuated by two distinct periods. Overall, the Lehman Brothers Aggregate Bond Index1 (this benchmark represents a broader measure of the bond market) returned 5.89 percent, while the Lehman Brothers Short Treasury Index2 returned 2.10 percent. During the first quarter of the year, the United States economy appeared to be on the verge of an economic recovery and equity markets and lower-quality bonds surged. The performance of Treasuries and other high-quality bonds was fairly tame as investors grew slightly more willing to take on risk.

1 Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
2 The Lehman Brothers Short Treasury Index tracks public obligations of the US Treasury including bills, notes, bonds and coupons, with remaining maturities in the one year or less range.

However, beginning in the second quarter of 2002, the marketplace was plagued by a wide variety of concerns, such as the possibility of future terrorist attacks, an economy that was seemingly moving into another possible recession, increased potential for a conflict with Iraq and discoveries of widespread corporate accounting irregularities at several prominent domestic corporations, including Qwest and WorldCom, among others. Against, this backdrop, the US economy and stock market struggled mightily and investor interest shifted to

Yield Curve: Recent History

Source: Bloomberg LP, as of 10/31/02.

higher-quality, relatively more stable investments. In this environment, Treasury bonds soared, particularly in the third quarter, and investment-grade corporate bonds, especially those issued by the likes of fallen angels such as WorldCom, suffered huge losses.

While Treasury yields have fallen dramatically, the yield curve steepened. Agency, asset-backed3 and collateralized mortgage-backed securities,4 which generally offer higher quality and stable cash flow, performed well.

3 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit.
4 Collateralized mortgage-backed securities are made up of mortgage backed securities. They are split into pieces, called tranches, that are designed to have specific volatility and maturity measures.

Q: How did Scudder Short-Term Fixed Income Fund perform for the fiscal year ended October 31, 2002?

A: During this period the fund outperformed its average peer in the Lipper Short Investment Grade Debt Funds category, which includes funds that invest at least 65 percent of their assets in investment grade debt issues (rated in top four grades) with dollar weighted average maturities of less than three years. Our long-term goal is to provide the best risk-adjusted returns available in a fixed-income portfolio while adhering to the fund's investment objective. The fund gained 4.71 percent (Institutional Class shares) during the period, while the average fund in the Lipper Short Investment Grade Debt Funds category rose 2.64 percent. The Lehman Brothers Short Treasury Index, the fund's benchmark, returned 2.10 percent during the period. (Please see page 7 for standardized performance.)

Q: How did the fund's strategy and positioning contribute to its performance during the period?

A: Our bottom-up investment strategy led the fund to strong absolute and relative results. For the first six months of the period, the fund benefited from its allocation to corporate issues, in particular the effective selection of top-performing securities.

In the second half of the period, the fund's overweight in structured mortgage-backed securities aided results. Management found structured mortgage-backed securities to be undervalued and increased the fund's position in such issues. This move aided results, as such structured mortgages were less affected by the recent rise in prepayments brought on by declining interest rates and subsequent mortgage refinancing. As the duration on the mortgage portion of the index shortened, management had to sell some of the fund's Treasury bonds in order to keep the fund's duration neutral to the index. Selling Treasuries at higher prices benefited the portfolio.

Q: What individual issues made a significant impact on the fund's results during the period?

A: The fund benefited as much by the issues that it did not own as by issues it held. The past year has proven to be one of the most treacherous credit environments in many years, with many issuers in the market suffering significant price deterioration as credit concerns arose. For instance, the fund's results were helped by the early sale of our stake in Qwest in mid-spring. While the bonds had already suffered some losses by that time due to the company's deteriorating financial position, we sold off our stake prior to further losses, which occurred after accounting irregularities were discovered and subsequent rating downgrades occurred. As a result, we were able to sell those Qwest issues at significantly higher prices than the levels at which they are currently trading.

Q: What is your overall outlook for the fixed-income market and the fund?

A: Excess capacity and the debt loads that financed it are omnipresent in the United States credit sector. The purging process required to restore pricing power is under way, and the efficacy of its restructuring will likely determine in large part the duration of the current economic and investment climate. One of the primary challenges in a deflationary environment is the natural tendency of consumers and businesses to delay spending and borrowing in expectation of lower prices or rates in the future. Thankfully, the mortgage refinance boom in the United States, during which consumers continued to either buy or furnish new homes or cash out and spend the skyrocketing equity in their homes, has helped the US economy avoid a deflationary spiral. Thus, deflation remains a risk, one that grows more threatening with each passing month of underutilized capacity.

The team sees particular strength in its strategy in times such as these. Pockets of the credit sector have performed better than others, and well-managed, fiscally disciplined companies have outperformed their peers. Proper security selection will differentiate asset managers from index and peer performance in a market environment like the present. In all market environments since the founding of Deutsche Asset Management's fixed-income business, our process has been intently focused on security selection as the most valuable investment tool. We will continue to apply our long-standing discipline of valuing the creditworthiness, structural stability and liquidity of individual securities. We believe it allows for exploitation of specific incorrect pricing of individual bonds while diversifying the portfolio's total risk over a broad range of independent investment decisions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder High Income Plus Fund

In the following interview, Portfolio Manager Andrew P. Cestone discusses Scudder High Income Plus Fund's strategy and the market environment during the 12-month period ended October 31, 2002. Deutsche High Yield Bond Fund was renamed Deutsche High Income Fund on July 31, 2002. The fund was then renamed Scudder High Income Plus Fund on August 19, 2002.

Q: The high-yield sector provided investors with a choppy ride over the past 12 months. What factors affected the asset class?

A: The past year was a tale of two markets. The accommodative stance of the Federal Reserve Board during the first half of the period provided hope for a revival in economic growth and corporate earnings, which helped high-yield bonds. The environment grew stormier in mid-2002, however, as accounting scandals rocked the markets and called into question the true strength of corporations' balance sheets and reported earnings. This brought a large supply of "fallen angels" into the market.

Adding to the sector's difficulties were a litany of external factors: a weak economy, poor stock market performance, new issue supply, credit downgrades, a high default rate and the prospect of a war in Iraq. The high level of uncertainty sparked a "flight to quality," sending investors fleeing from lower-quality corporate issues to the relative safety of Treasuries and other higher-grade fixed-income securities. The result was that after gaining 7.57 percent in the period from October 31, 2001, through April 30, 2002, the Credit Suisse First Boston (CSFB) High Yield Index lost 7.10 percent from May 1, 2002, through October 31, 2002. (CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.)

Q: Where does the high-yield market stand historically in terms of yield spreads and default rates?

A: As of October 31, 2002, the yield spread (or the difference in the yield of the CSFB High Yield Index and the yield on Treasuries) was 1,031 basis points (or 10.31 percentage points). The spread peaked at a record high of 1,116 basis points during the month. In comparison, the most recent peak in the yield spread was 1,096 basis points in 1991, one of the worst periods ever for the asset class. This indicates that on a historical basis, the high-yield sector is trading at extremely distressed levels. On a forward-looking basis, we view this as a positive indication of the performance potential of the asset class in relation to Treasuries.

Defaults (or the failure of corporations to pay the dividends or principal payments on their bond issues) are currently running more than 9 percent, compared with a peak of 13 percent in 1991. While the default rate, like the yield spread, is also near a peak, this number masks the fact that, overall, the current period is much worse than 1990-91. On a more positive note, this represents a cleansing of the high-yield market that should leave the asset class in a healthier state going forward.

Q: How did the fund perform in this difficult environment?

A: The fund lost ground on an absolute basis during the reporting period, but it performed well in relation to its Lipper peer group. For the 12-month period ended October 31, 2002, Institutional Class shares of the fund fell 3.07 percent. In comparison, the fund's benchmark, the CSFB High Yield Index, lost 0.06 percent, while the average peer of the 373 funds in its Lipper High Current Yield Funds category fell 4.95 percent. (Please see page 9 for the standardized performance of all share classes.)

The primary reason for the fund's underperformance versus the benchmark index was the fact that the fund held WorldCom bonds prior to their inclusion in the benchmark. (This occurred in April 2002, when the company's financial troubles caused it to drop from investment grade to "fallen angel" status.) The fund produced competitive returns since WorldCom's inclusion in the benchmark and, for the full fiscal year, outperformed other high-yield indices in which WorldCom was included for the entire period. Such indices include the Merrill Lynch High Yield Master II Index,1 which fell 6.53 percent; and the Lehman Brothers US Corporate High Yield Index,2 which dropped 5.49 percent.

1 The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating less than BBB/Baa3 rated but not in default.
2 The Lehman High Yield Composite Bond Index is a market value-weighted index that tracks the daily price-only, coupon, and total return performance of non-investment grade, fixed-rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission.

Q: What holdings helped and hurt performance for the period?

A: Performance was helped by an overweight position in the land transportation sector as well as an underweight in refining, airlines and technology. The fund's position in bonds issued by Tyco was also a significant help to its relative performance.

Factors that detracted from performance were the fund's positions in utilities, cable and cellular telephony, as well as underweights in gaming, broadcasting, leisure, paper and retail. Performance was hurt by our overweight position in BBB-rated credits, an area of the market that typically is among the lowest risk in the high-yield asset class. However, in the period, the BBB credit quality sector was hurt by fraud and questionable accounting or improper accounting classifications at companies such as WorldCom, Qwest and HealthSouth.

Q: What is your approach to managing the fund?

A: Our primary focus as manager~~s~~ is on individual security selection and risk management. We believe we can add the most value through fundamental research - as opposed to macroeconomic forecasting or duration bets - so our primary focus is on finding bonds that offer the best combination of risk and return potential.

Diversification of holdings has become an increasingly important consideration in the context of risk management, given this year's revelations of questionable accounting practices at so many US corporations. As a result, the vast majority of holdings in the portfolio now are each weighted below one percent of the fund's total assets. Another consequence of this approach is that the number of individual holdings in the fund has increased significantly in the past 12 months, from 197 securities at the end of October 2001 to 299 securities as of October 31, 2002. We feel this is important at a time when risk levels are exceptionally high and the asset class has been littered with "land mines."

Q: How is the fund positioned at present?

A: We have been reducing the fund's weightings in areas in which we are less than enthusiastic about the fundamentals; namely, cellular, cable, paper and retail. We have also reduced some of the fund's home building exposure, as we feel these positions have reached their price potential. At the same time, we have added to areas in which issuers tend to benefit from more stable cash flows: food, beverages, tobacco and utilities. We have also nibbled in technology, where bond prices have fallen sharply in recent months. As a result of these shifts, the fund's key over- and underweights on a sector basis are as follows:

Overweight	Underweight
Services	Airlines
Chemicals	Consumer Products
Food & Tobacco	Financials
Packaging	Health Care
Manufacturing	Building Materials
Technology
Broadcasting
Steel
Autos

Q: What is your outlook for the sector?

A: We like the risk/reward outlook for high-yield bonds, as the average price of high-yield debt in the CS First Boston High Yield Index was trading at 68.21 cents on the dollar as of October 31, 2002. We believe the high-yield market has fallen too far and is likely to outperform Treasuries over the next six to 12 months, a time in which we expect that the number of corporate scandals will diminish and the default rate should moderate. However, we also believe that the uncertainty level in the high-yield market will remain high, with primary risks over the near term coming from the ongoing economic weakness worldwide, the continued threat of terrorist activity and the volatile environment in the Middle East. While a US war with Iraq would most likely lead to higher yield spreads, we believe this event is already discounted into the market to some degree. On the other hand, if a war were to occur and end quickly, or if a conflict is avoided altogether, we feel spreads could tighten significantly.

Although the outlook remains unclear, several factors point to improved performance for high-yield bonds. As a result, we encourage investors who have stuck with the asset class through the difficult financial market environment of the past two to three years to remain focused on their long-term investment objectives, rather than the day-to-day volatility of the high-yield market. We believe that now would be an opportune time to dollar-cost-average3 into high-yield investments, particularly for investors with a two-to-three-year time horizon.

3 Periodic investment plans do not assure a profit or protect against loss in declining markets.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Scudder Fixed Income Fund

Asset Allocation	10/31/02	10/31/01

Corporate Bonds	27%	38%
Collateralized Mortgage Obligations	22%	10%
Asset Backed	19%	13%
US Treasury Obligations	14%	11%
US Government Agency Pass-Thrus	7%	20%
Long-Term Municipal Investments	5%	7%
Cash Equivalents, net	4%	1%
Foreign Bonds - US$ Denominated	2%	-
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	10/31/02

Financials	59%
Industrials	21%
Utilities	8%
Telecommunication Services	5%
Health Care	4%
Energy	3%
100%

Quality	10/31/02

US Government and Agencies	41%
AAA*	31%
AA	4%
A	11%
BBB	13%
100%

* Includes cash equivalents
Effective Maturity	10/31/02

Under 1 year	12%
1 < 5 years	51%
5 < 10 years	21%
10 < 15 years	8%
15 years or greater	8%
100%

Weighted average effective maturity: 6.05 years
Asset allocation, diversification, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 38. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder Short-Term Fixed Income Fund

Asset Allocation	10/31/02	10/31/01

Collateralized Mortgage Obligations	22%	22%
Asset Backed	20%	15%
US Treasury Obligations	19%	7%
US Agency Obligations	14%	-
Corporate Bonds	10%	9%
Long-Term Municipal Investments	8%	25%
US Government Agency Pass-Thrus	3%	7%
Cash Equivalents, net	3%	5%
Foreign Bonds - US$ Denominated	1%	-
Repurchase Agreements	-	10%
	100%	100%

Quality	10/31/02

US Government & Treasury Obligations	47%
AAA*	35%
AA	2%
A	9%
BBB	7%
100%

* Includes cash equivalents
Effective Maturity	10/31/02

Under 1 year	42%
1 < 5 years	57%
5 < 10 years	-
10 years or greater	1%
100%

Weighted average effective maturity: 1.24 years
Asset allocation, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 45. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Scudder High Income Plus Fund

Asset Allocation	10/31/02	10/31/01
Corporate Bonds	78%	93%
Foreign Bonds - US$ Denominated	19%	4%
Preferred Stocks	2%	3%
Convertible Bonds	1%	-
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01
Industrials	28%	-
Consumer Discretionary	26%	8%
Energy	11%	2%
Materials	8%	-
Telecommunication Services	8%	22%
Consumer Staples	7%	13%
Health Care	4%	4%
Utilities	4%	10%
Financials	2%	2%
Other	2%	39%
	100%	100%

Quality	10/31/02
A*	1%
BBB	17%
BB	39%
B	39%
CCC	3%
CC	1%
100%

* Includes cash equivalents
Effective Maturity	10/31/02
Under 1 year	3%
1 < 5 years	28%
5 < 10 years	65%
10 < 15 years	1%
15 years or greater	3%
100%

Weighted average effective maturity: 6.38 years
Asset allocation, diversification, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 50. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

Scudder Fixed Income Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 27.3%
Energy 0.7%
Kinder Morgan, Inc., 6.5%, 9/1/2012	6,195,000	6,302,068
Financials 16.2%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	11,480,000	13,123,546
American General, 8.125%, 3/15/2046	8,785,000	10,254,186
Archstone-Smith Trust, 7.2%, 4/15/2003	20,095,000	20,541,893
BFC Finance Corp., 7.375%, 12/1/2017	6,500,000	6,949,605
Citigroup, Inc., 4.125%, 6/30/2005	4,545,000	4,695,976
Erac USA Finance Co., 8.25%, 5/1/2005	510,000	554,311
Florida Windstorm, 6.85%, 8/25/2007	5,790,000	6,571,245
General Electric Capital Corp., 6.75%, 3/15/2032	6,905,000	7,231,917
General Motors Acceptance Corp.:
5.25%, 5/16/2005	9,220,000	9,016,883
6.125%, 8/28/2007	6,330,000	6,081,060
6.875%, 8/28/2012	6,335,000	5,733,232
ING Cap Funding, 8.439%, 12/29/2049	2,805,000	3,191,810
Nationwide CSN Trust, 9.875%, 2/15/2025	9,000,000	9,406,476
Ohio National Life Insurance, 8.5%, 5/15/2026	3,055,000	3,264,784
Pemex Finance Ltd., 6.55%, 2/15/2008	16,929,000	18,237,442
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	8,340,000	8,913,375
Verizon Global Funding Corp., 7.25%, 12/1/2010	3,605,000	3,901,266
Washington Mutual Financial Corp., 8.25%, 6/15/2005	805,000	908,257
Wells Fargo Financial, Inc., 4.875%, 6/12/2007	3,670,000	3,890,952
		142,468,216
Health Care 1.2%
Health Care Service Corp., 7.75%, 6/15/2011	9,455,000	10,121,152
Industrials 5.8%
America West Airlines "G", Series 1999-1, 7.93%, 1/2/2019	3,021,524	3,117,638
BAE System 2001 Asset Trust "2001", Series B, 7.156%, 12/15/2011	9,728,868	10,481,934
CSX Corp., 4.875%, 11/1/2009	3,820,000	3,740,780
Hertz Corp., 7.625%, 6/1/2012	9,580,000	8,114,222
PP&L Capital Funding, Inc., 6.79%, 11/22/2004	3,590,000	3,866,222
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	3,733,696	4,006,118
Weyerhaeuser Co., 5.5%, 3/15/2005	16,830,000	17,470,566
		50,797,480
Telecommunication Services 1.4%
AT&T Corp., 6.0%, 3/15/2009	10,480,000	10,008,400
Verizon Wireless, Inc., 5.375%, 12/15/2006	2,670,000	2,636,225
		12,644,625
Utilities 2.0%
Cleveland Electric Illumination, 7.43%, 11/1/2009	7,587,000	8,590,859
Eastern Energy Ltd., Series AMBO, 6.75%, 12/1/2006	8,060,000	8,497,690
Energy East Corp., 7.75%, 11/15/2003	165,000	171,402
Puget Sound Energy, Inc., 6.74%, 6/15/2018	599,000	632,988
		17,892,939
Total Corporate Bonds (Cost $231,067,604)		240,226,480

Foreign Bonds - US$ Denominated 2.4%
Arcel Finance Ltd., 5.984%, 2/1/2009	9,685,000	10,149,686
Autopista Del Maipo, 7.373%, 6/15/2022	10,410,000	11,119,546
Total Foreign Bonds - US$ Denominated (Cost $20,143,122)		21,269,232

Asset Backed 18.7%
Automobile Receivables 6.3%
Daimler Chrysler Auto Trust "A4", Series 2002-B, 3.53%, 12/6/2007	8,360,000	8,546,011
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	10,130,000	10,205,975
"A4", Series 2002-2, 4.3%, 3/15/2010	5,345,000	5,563,583
"C", Series 2002-4, 4.56%, 11/16/2009	5,000,000	5,082,422
Nissan Auto Lease Trust "A4", Series 2001-A, 3.27%, 6/15/2004	4,635,000	4,687,144
Ryder Vehicle Lease Trust "A5", Series 1999-A, 7.13%, 10/16/2006	7,791,000	8,371,017
WFS Financial Owner Trust:
"A4A", Series 2002-4, 3.11%, 8/20/2010	7,975,000	7,973,525
"A4", Series 2002-3, 3.5%, 2/20/2010	4,730,000	4,810,022
		55,239,699
Credit Card Receivables 1.6%
MBNA Master Credit Card Trust USA "A", Series 1999-B, 5.9%, 8/15/2011	12,735,000	14,074,409
Home Equity Loans 5.4%
Aames Mortgage Trust "A4F", Series 1998-C, 6.268%, 1/15/2027	6,325,842	6,500,851
GMAC Mortgage Corp. "IIA4", Series 2001-HE2, 6.37%, 9/25/2031	8,035,000	8,445,236
Green Tree Home Improvement Loan Trust:
"HIB1", Series 1998-D, 7.7%, 6/15/2029	8,037,000	8,177,724
"HIB1", Series 1998-E, 7.79%, 2/15/2015	4,665,000	4,709,192
"B1", Series 1999-E, 10.34%, 3/15/2015	5,938,000	6,110,726
New Century Home Equity Loan Trust "A3", Series 1999-NCB, 7.19%, 3/25/2026	3,895,446	3,911,912
Renaissance NIM Trust "NOTE", Series 2002-C, 8.353%, 12/25/2032	1,500,000	1,500,000
Residential Asset Securities Corp. "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,985,000	2,210,319
The Money Store Home Equity Trust "A9", Series 1997-A, 7.235%, 5/15/2028	5,476,239	5,669,416
		47,235,376
Manufactured Housing Receivables 3.2%
Access Financial Manufacturing HSG Contract Trust "A3", Series 1995-1, 7.1%, 5/15/2021	375,391	391,011
Conseco Finance Securitizations, Corp. "B1", Series 1999-6, 9.2%, 6/1/2030	2,793,000	1,296,846
Green Tree Financial Corp.:
"B1", Series 1997-6, 7.17%, 1/15/2029	4,777,000	1,914,047
"A4", Series 1996-2, 7.2%, 4/15/2027	3,539,275	3,690,363
"B1", Series 1998-4, 7.26%, 2/1/2030	9,284,000	3,906,315
Oakwood Mortgage Investors, Inc.:
"M2", Series 2000-A, 8.25%, 4/15/2030	2,290,000	2,259,184
"M1", Series 2000-A, 8.3%, 4/15/2030	1,607,000	1,724,083
Vanderbilt Mortgage Finance:
"A2", Series 2001-C, 4.235%, 8/7/2014	7,990,000	8,167,656
"A3", Series 2000-C, 7.55%, 7/7/2017	4,426,000	4,813,774
		28,163,279
Miscellaneous 2.2%
CNH Equipment Trust "A4", Series 2000-A, 7.34%, 2/15/2007	718,439	745,894
Copelco Capital Funding Corp.:
"A4", Series 1999-B, 6.9%, 12/18/2004	1,945,341	2,013,948
"A4", Series 2000-A, 7.22%, 8/18/2005	33,000	34,807
Heller Equipment Asset Receivables Trust "A4", Series 1999-2, 6.79%, 3/14/2007	1,073,000	1,059,046
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	5,290,000	5,993,577
"A8", Series 2001-1, 6.89%, 12/15/2017	8,775,000	10,056,235
		19,903,507
Total Asset Backed (Cost $168,357,528)		164,616,270

US Treasury Obligations 13.7%
US Treasury Bond:
6.0%, 8/15/2009	6,256,000	7,230,810
6.0%, 2/15/2026	40,369,000	45,131,291
7.25%, 5/15/2016	17,390,000	21,955,553
US Treasury Note:
5.875%, 11/15/2004	21,383,000	23,165,743
6.125%, 8/15/2007	20,366,000	23,419,515
Total US Treasury Obligations (Cost $119,409,351)		120,902,912

US Government Agency Pass-Thrus 6.9%
Federal Home Loan Mortgage Corp.:
6.5%, 9/1/2029	70,864	73,553
7.5% with various maturities until 12/1/2010	1,274,152	1,338,871
Federal National Mortgage Association:
5.5%, 11/1/2017 (d)	1,100,000	1,134,032
5.79%, 3/1/2009	5,171,271	5,612,490
6.0% with various maturities until 11/1/2032 (d)	18,375,850	19,054,698
6.08%, 9/1/2008	4,993,565	5,499,914
6.5% with various maturities until 8/1/2032	7,768,138	8,057,142
7.0% with various maturities until 8/1/2032	11,035,119	11,528,414
7.5% with various maturities until 8/1/2013	4,246,566	4,523,345
9.0%, 11/1/2030	3,623,091	3,891,711
Total US Government Agency Pass-Thrus (Cost $59,146,755)		60,714,170

Collateralized Mortgage Obligations 21.5%
Bank of America Mortgage Securities, 7.125%, 12/25/2030	1,750,004	1,776,936
Chase Commerical Mortgage Securities Corp., Series 1996-2, 6.9%, 11/19/2028	794,238	869,656
Citicorp Mortgage Securities, Inc., Series 1994-3, 6.5%, 2/25/2024	3,297,142	3,553,180
Federal Home Loan Mortgage Corp.:
"TG", Series 2368, 6.0%, 10/15/2016	14,752,403	15,603,437
"PB", Series 2405, 6.0% with various maturities until 1/15/2017	20,098,000	21,049,307
"BH", Series 2463, 6.25%, 2/15/2027	9,365,000	9,719,332
"KB", Series 1496, 6.5%, 5/15/2008	1,603,000	1,686,578
"VA", Series 2288, 6.5%, 11/15/2011	7,093,190	7,461,498
"BD", Series 2136, 6.5%, 12/15/2026	6,347,640	6,477,497
"DA", Series 2444, 6.5%, 2/15/2030	3,985,203	4,096,064
"J", Series 1562, 7.0%, 5/15/2010	7,915,000	8,296,591
"3A", Series T-41, 7.5%, 7/25/2032	3,855,891	4,145,044
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	6,000,000	6,112,440
"A2", Series 2002-W10, 4.7%, 8/25/2042	6,000,000	6,162,022
"OC", Series 2001-69, 5.5%, 7/25/2011	5,397,250	5,640,129
"ON", Series 2002-3, 5.75%, 6/25/2012	5,941,667	6,167,914
"PA", Series 2001-48, 6.0%, 9/25/2013	4,436,013	4,553,640
"PQ", Series 2001-64, 6.0%, 11/25/2016	1,024,000	1,082,587
"J", Series 1998-36, 6.0%, 7/18/2028	11,798,000	12,674,833
"A2", Series 1998-M1, 6.25%, 1/25/2008	8,202,000	8,925,550
"A2", Series 1998-M6, 6.32%, 8/15/2008	10,685,000	11,588,036
"GV", Series 1998-46, 6.5%, 5/18/2009	6,359,101	6,657,800
"AD", Series 2001-37, 7.0%, 3/25/2027	4,296,130	4,397,440
"DE", Series 1994-92, 7.5%, 7/25/2007	2,833,617	2,849,280
"A5", Series 2002-W4, 7.5%, 1/25/2028	3,722,235	3,995,856
"A3", Series 2002-T12, 7.5%, 5/25/2042	3,966,672	4,252,798
First Union - Lehman Brothers, Series 1997-C1, 7.3%, 4/18/2029	1,899,617	2,056,614
Government National Mortgage Association, Series 2002-41, 6.0%, 7/25/2032	5,890,800	6,042,421
JP Morgan Commerical Mortgage Finance Corp., Series 1997-C5, 7.088%, 9/15/2029	595,000	673,313
LB Commercial Conduit Mortgage Trust, Series 1998-C1, 6.4%, 2/18/2030	970,000	1,052,452
New Mexico Mortgage Finance Authority, Series 1997-C, 7.43%, 7/1/2029	1,530,000	1,613,431
NYC Mortgage Loan Trust, Series 1996, 6.75%, 9/25/2019	7,065,000	7,568,381
Wells Fargo Mortgage Backed Securities Trust, Series 2001-1, 7.0%, 2/25/2031	373,370	377,354
Total Collateralized Mortgage Obligations (Cost $179,344,842)		189,179,411

Municipal Investments 5.0%
Allegheny County, PA, Public Housing Revenue, Residential Finance Authority, Series F, Zero Coupon, 8/1/2028	4,440,000	726,828
Arkansas, Industrial Development Revenue, Zero Coupon, 7/10/2014 (b)	410,000	206,292
Atlanta, GA, Public Housing Revenue, Urban Residential Finance Authority, Zero Coupon, 10/1/2016	2,270,000	766,534
Atlanta, GA, Public Housing Revenue, Urban Residential Finance Authority, 10.286%, 4/1/2022*	929,123	929,123
Baltimore, MD, Core City GO, Series B, 8.7%, 10/15/2015 (b)	1,535,000	1,715,731
Belmont, CA, Multi Family Housing Revenue, Redevelopment Agency, Tax Allocation, 7.55%, 8/1/2011 (b)	735,000	813,777
California, Single Family Housing Revenue, Housing Finance Agency:
Series A-1, 7.9%, 8/1/2007	2,230,000	2,255,534
Series A-1, 8.24%, 8/1/2014	780,000	827,003
Cameron, TX, Public Housing Revenue, Housing Finance Corp.:
Series A, 10.21%, 9/1/2010 (b)	103,636	104,807
Series A, 10.45%, 9/1/2011 (b)	775,000	782,719
Chattahoochee, AL, Water & Sewer Revenue, Water Supply District, 8.6%, 10/1/2007	165,000	183,351
Contra Costa County, CA, Public Housing Revenue, Multifamily Housing, Series D-T, 6.8%, 12/1/2015	1,790,000	1,944,978
Dade County, FL, Airport Revenue, Aviation, Series C, 8.65%, 10/1/2003 (b)	760,000	807,895
Fulton, MO, Core City GO, 7.5%, 7/1/2007 (b)	585,000	661,196
Harrisburg, PA, Resource Recovery Revenue, 6.875%, 9/1/2003	90,000	93,668
Idaho, Water & Sewer Revenue, 9.5%, 4/1/2013	4,670,000	4,884,820
Illinois, Pollution Control Revenue, Development Authority Solid Waste, Series B, 6.9%, 2/1/2003	195,000	197,305
Illinois, Sports, Expo & Entertainment Revenue, Southwestern Development Authority:
9.2%, 2/1/2013	1,844,000	2,270,923
9.25%, 2/1/2017	1,639,000	2,120,161
Kanawha Putnam County, WV, County GO, Zero Coupon, 12/1/2016 (b)	220,000	83,787
Lake Mills, IA, Hospital & Healthcare Revenue, Investors Limited, First Mortgage:
Series 1995, 7.75%, 11/1/2002	385,000	385,000
Series 1995, 7.85%, 11/1/2003	410,000	429,356
Series 1995, 7.85%, 11/1/2004	410,000	436,609
Series 1995, 7.9%, 11/1/2005	450,000	477,545
Series 1995, 8.0%, 11/1/2006	590,000	623,412
Series 1995, 8.0%, 11/1/2007	610,000	641,726
Long Beach, CA, Core City (REV) Lease, Marina Pacifica, Series A, 9.5%, 1/1/2023	1,045,000	1,049,107
Mississippi, Single Family Housing Revenue, Home Corp. Single Family, 7.75%, 7/1/2024	2,070,418	2,292,968
New Orleans, LA, Single Family Housing Revenue, Home Mortgage Authority, Series A, Zero Coupon, 10/1/2015 (b)	360,000	110,142
New York, Multi Family Housing Revenue, Housing Finance Agency, Series C, 8.11%, 11/15/2038	2,435,000	2,784,301
New York, NY, Higher Education Revenue, Industrial Development Agency Civic Facilities, Series B, 8.1%, 9/1/2006	760,000	838,212
North Miami, FL, Project Revenue, Special Obligation:
6.85%, 7/1/2005 (b)	210,000	233,167
7.0%, 1/1/2008 (b)	135,000	156,318
Oklahoma City, OK, Airport Revenue, Airport Trust:
8.3%, 10/1/2012	820,000	824,166
9.8%, 11/1/2014	2,224,000	2,817,363
Oklahoma County, OK, Single Family Housing Revenue, Home Finance Authority, Single Family, Series B, Zero Coupon, 7/1/2012	1,835,000	797,840
Panhandle, TX, Single Family Housing Revenue, Regional Housing Finance Corp., Zero Coupon, 10/1/2011	355,000	162,579
Pima & Maricopa County, AZ, Multi Family Housing Revenue, Industrial Development Authority, Multifamily, Series PG-B, 6.5%, 1/1/2006	225,000	234,650
Sand Creek, ID, Multi Family Housing Revenue, Limited Partnership, Multifamily Housing, 8.25%, 12/1/2018	3,235,000	3,366,212
Sedgwick & Shawnee Counties, KS, Single Family, Series B, 8.375%, 6/1/2018	2,215,000	2,276,245
Tarrant County, TX, Single Family Housing Revenue, Housing Finance Corp., 6.65%, 7/15/2016 (b)	10,000	10,033
Tuscon & Pima County, AZ, Single Family Housing Revenue, Industrial Development Authority, Single Family Mortgage, Series A, 8.0%, 12/1/2014	5,000	5,020
Utah, Single Family Housing Revenue, Housing Finance Agency, Series D-1, 9.85%, 7/1/2010	25,000	25,005
Total Long-Term Municipal Investments (Cost $40,646,032)		43,353,408

Repurchase Agreements 3.0%
SEI Investments, Inc., 1.86%, dated 10/31/2002, to be repurchased at $26,631,998 on 11/1/2002 (c) (Cost $26,630,622)	26,630,622	26,630,622

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $844,745,856) (a)	98.5	866,892,505
Other Assets and Liabilities, Net	1.5	12,874,857
Net Assets	100.0	879,767,362

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2002.
(a) The cost for federal income tax purposes was $845,095,926. At October 31, 2002, net unrealized appreciation for all securities based on tax cost was $21,796,579. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,205,014 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,408,435.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder Short-Term Fixed Income Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 10.5%
Consumer Discretionary 0.7%
ABC Family Worldwide, Inc., 10.25%, 11/1/2007	524,825	551,722
Financials 5.0%
Erac USA Finance Co., 8.25%, 5/1/2005	40,000	43,475
ERP Operating LP, 6.63%, 4/13/2005	60,000	63,510
Florida Residential Property and Casualty, 7.375%, 7/1/2003	325,000	333,971
Florida Windstorm Under, 6.7%, 8/25/2004	150,000	161,075
Ford Motor Credit Co.:
6.875%, 2/1/2006	510,000	470,194
7.6%, 8/1/2005	210,000	203,839
General Motors Acceptance Corp., 5.25%, 5/16/2005	560,000	547,663
Homeside Lending, Inc., 6.2%, 5/15/2003	1,000,000	1,012,581
Household Finance Corp., 6.5%, 1/24/2006	345,000	311,174
Popular, Inc., 6.375%, 9/15/2003	595,000	612,955
		3,760,437
Health Care 2.0%
Kaiser Found Hospital, 8.65%, 5/15/2003	1,500,000	1,539,431
Industrials 1.6%
International Paper Co., 8.125%, 7/8/2005	100,000	112,518
Raytheon Co., 6.5%, 7/15/2005	1,000,000	1,052,464
		1,164,982
Utilities 1.2%
Appalachian Power, 2.46%, 8/20/2003*	600,000	600,665
Energy East Corp., 7.75%, 11/15/2003	300,000	311,641
		912,306
Total Corporate Bonds (Cost $7,962,833)		7,928,878

Foreign Bonds - US$ Denominated 0.4%
United Mexican States, 8.5%, 2/1/2006 (Cost $270,282)	250,000	276,000

Asset Backed 20.3%
Automobile Receivables 3.1%
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	500,000	503,750
"A4", Series 2000-1, 7.08%, 2/15/2005	1,130,000	1,183,484
WFS Financial Owner Trust "A4", Series 2002-3, 3.5%, 2/20/2010	645,000	655,912
		2,343,146
Home Equity Loans 15.2%
AAMES Mortgage Trust:
"A2", Series 2001-4, 5.08%, 7/25/2029	1,000,000	1,034,678
"A2", Series 2002-1, 5.375%, 6/25/2029	700,000	732,441
Advanta Mortgage Loan Trust:
"A1", Series 1993-4, 5.5%, 3/25/2010	30,870	30,828
"A3", Series 1999-2, 6.44%, 5/25/2029	160,091	162,103
Contimortgage Home Equity Loan Trust:
"A7", Series 1996-2, 7.6%, 2/15/2015	169,161	171,513
"A4", Series 1994-4, 8.39%, 11/15/2018	71,388	71,334
Countrywide Asset-Backed Certificates "AF4", Series 2001-1, 6.517%, 1/25/2029	955,000	996,999
Delta Funding Home Equity Loan Trust "A3F", Series 1999-2, 6.58%, 5/15/2025	21,103	21,255
EquiCredit Funding Trust "A6", Series 1996-A, 2.13%, 9/15/2027*	1,158,708	1,158,472
GMAC Mortgage Corp. "IIA4", Series 2001-HE2, 6.37%, 9/25/2031	615,000	646,400
Green Tree Home Improvement Loan Trust:
"B1", Series 1995-D, 7.05%, 9/15/2025	1,075,750	1,077,405
"B1", Series 1995-C, 7.2%, 7/15/2020	261,982	262,400
Option One Mortgage Loan Trust "A3", Series 1999-2, 6.02%, 5/25/2029	15,674	15,699
Renaissance NIM Trust:
"NOTE", Series 2002-C, 8.353%, 12/25/2032	1,500,000	1,500,000
"NOTE", Series 2002-B, 8.586%, 8/25/2032	401,382	399,375
Residential Asset Securities Corp. "AI2", Series 2002-KS4, 4.04%, 1/25/2022	1,305,000	1,331,395
Southern Pacific Secured Assets Corp. "A5", Series 1998-1, 6.46%, 1/25/2026	1,210,455	1,226,169
UCFC Home Equity Loan:
"A5", Series 1997-D, 6.755%, 11/15/2023	421,270	427,026
"A6", Series 1997-A1, 7.435%, 11/15/2024	233,525	241,098
		11,506,590
Manufactured Housing Receivables 1.1%
Conseco Finance Securitizations Corp. "A2", Series 2000-2, 7.98%, 12/1/2030	83,536	83,747
Green Tree Financial Corp. "A2", Series 1999-2, 5.84%, 12/1/2030	105,864	106,090
Greenpoint Manufactured Housing:
"A2", Series 1999-1, 6.01%, 8/15/2015	229,270	233,421
"1A3", Series 1999-3, 6.26%, 5/15/2015	357,112	362,914
Oakwood Mortgage Investors, Inc. "A2", Series 1999-A, 5.89%, 4/15/2029	62,108	62,770
		848,942
Miscellaneous 0.9%
California Infrastructure "A5", Series 1997-1, 6.28%, 9/25/2005	290,702	297,317
Chase Funding Mortgage Loan "IA3", Series 2000-2, 7.794%, 5/25/2015	84,756	84,994
CNH Equipment Trust "A4", Series 2000-A, 7.34%, 2/15/2007	316,821	328,929
		711,240
Total Asset Backed (Cost $15,320,859)		15,409,918

US Treasury Obligations 18.5%
US Treasury Note:
3.25%, 12/31/2003	9,375,000	9,574,594
5.875%, 11/15/2004	4,124,000	4,467,826
Total US Treasury Obligations (Cost $13,994,892)		14,042,420

US Agency Obligations 14.1%
Federal Home Loan Bank, 3.875%, 12/15/2004 (Cost $10,540,225)	10,250,000	10,656,495

US Government Agency Pass-Thrus 2.6%
Federal Home Loan Mortgage Corp., 7.0%, 11/1/2011 (Cost $1,988,571)	1,882,114	1,992,870

Collateralized Mortgage Obligations 21.5%
Bank of America Mortgage Securities "1A7", Series 2001-8, 6.0%, 7/25/2031	1,298,495	1,317,310
Chase Mortgage Finance Corp., Series 1999-S10, 6.75%, 8/25/2029	148,099	149,268
Countrywide Home Loans:
"A3", Series 1998-16, 6.72%, 9/25/2028	1,506,827	1,518,535
"1A1", Series 2001-6, 7.0%, 4/25/2031	156,334	157,079
Federal Home Loan Mortgage Corp.:
"QB", Series 2105, 5.5%, 2/15/2017	1,449,388	1,470,726
"G", Series 1896, 6.0%, 6/15/2005	71,899	73,164
"DB", Series 2134, 6.25%, 5/15/2024	373,976	379,991
"I", Series 128, 6.5%, 2/15/2021	51,933	53,180
"PG", Series 1973, 6.5%, 5/15/2023	159,960	160,086
"A4", Series T-22, 7.125%, 10/25/2027	1,000,000	1,058,756
"LA", Series 1343, 8.0%, 8/15/2022	1,739,986	1,849,596
Federal National Mortgage Association:
"A2", Series 2002-60, 4.75%, 2/25/2044	500,000	508,734
"QB", Series 2001-68, 5.5%, 2/25/2009	1,500,000	1,554,052
"PT", Series 1993-56, 6.6%, 2/25/2021	1,101,792	1,114,481
Norwest Asset Securities Corp. "A3", Series 1999-16, 6.0%, 6/25/2029	2,000,000	2,035,000
Prudential Home Mortgage Securities "A4", Series 1994-11, 7.05%, 4/25/2024	391,757	392,959
Residential Accredit Loans, Inc.:
"CB2", Series 1998-QS7, 6.75%, 7/25/2028	725,292	729,839
"A5", Series 2001-QS7, 6.75%, 6/25/2031	456,570	462,834
"A4", Series 1997-QS6, 7.5%, 6/25/2012	500,000	505,575
Structured Asset Securities Corp. "2A1", Series 2002-3, 6.5%, 3/25/2032	643,195	658,838
Vendee Mortgage Trust "2E", Series 1996-3, 7.75%, 7/15/2021	180,985	183,177
Total Collateralized Mortgage Obligations (Cost $16,422,710)		16,333,170

Long-Term Municipal Investments 7.8%
Bexar County, TX, Multi Family Housing Revenue, Series B, 6.0%, 10/1/2005 (b)	710,000	746,238
Clayton County, GA, Multi Family Housing Revenue, Multifamily Housing Authority, Series B, 4.75%, 12/20/2004	250,000	258,330
Elmwood Park, IL, Core City GO, 6.8%, 1/1/2005 (b)	270,000	283,832
Erie County, NY, Water Authority, ETM, 5.875%, 12/1/2003 (b)	50,000	51,743
Erie County, NY, Water & Sewer Revenue, Water Authority, 5.875%, 12/1/2003 (b)	90,000	93,946
Fresno, CA, Multi Family Housing Revenue, Woodlands Apartments Project, 7.25%, 11/20/2002	35,000	35,100
Harris County, TX, Single Family Housing Revenue, Series A, 7.75%, 9/1/2014	380,000	380,049
Hazelwood, MO, Multi Family Housing Revenue, Industrial Development Authority, Series B, 7.3%, 3/20/2006	490,000	555,493
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority, Series C, 10.3%, 8/15/2003 (b)	361,000	363,491
Massachusetts, Hospital & Healthcare Revenue, Individual Finance Agency, Series B, 7.1%, 2/1/2012 (b)	530,000	569,146
New Jersey, Industrial Development Revenue, Economic Development Authority, Series B, 7.8%, 3/15/2007	1,250,000	1,279,500
Ohio, Multi Family Housing Revenue, Multifamily Housing Financial Agency, Series A, 6.125%, 3/1/2004 (b)	60,000	62,692
Ohio, Single Family Housing Revenue, 6.3%, 2/1/2003 (b)	65,000	65,233
Prince Georges County, MD, Multi Family Housing Revenue, Housing Authority, Series C, 6.25%, 11/20/2004	95,000	95,281
Sedgwick & Shawnee Counties, KS, Single Family, Series B, 8.375%, 6/1/2018	170,000	174,701
Spokane, WA, Hospital & Healthcare Revenue, Housing Authority, Series B, 6.125%, 2/20/2004	45,000	46,482
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.75%, 1/1/2037 (b)	45,000	45,351
Tennessee, Multi Family Housing Revenue, Series B, 6.15%, 8/20/2003	60,000	61,428
Texas, Single Family Housing Revenue, Series B, Zero Coupon, 9/1/2017	1,340,000	420,398
Unicoi County, TN, Hospital & Healthcare Revenue, 6.7%, 9/20/2005	140,000	150,279
Willoughby, OH, Multi Family Housing Revenue, Multifamily Housing Mortgage, Series B, 5.5%, 9/20/2007	170,000	181,150
Total Long-Term Municipal Investments (Cost $5,738,204)		5,919,863

	Shares	Value ($)

Repurchase Agreements 3.1%
SEI Investments, Inc., 1.86%, dated 10/31/2002, to be repurchased at $2,322,000 on 11/1/2002 (c) (Cost $2,321,880)	2,321,880	2,321,880

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $74,560,456) (a)	98.8	74,881,494
Other Assets and Liabilities, Net	1.2	944,180
Net Assets	100.0	75,825,674

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2002.
(a) The cost for federal income tax purposes was $74,560,456. At October 31, 2002, net unrealized appreciation for all securities based on tax cost was $321,038. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $588,298 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $267,260.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Repurchase agreements are fully collaterialized by US Treasury or Government agency securities.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

(d) When-issued of forward delivery securities (see Notes to Financial Statement).

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The accompanying notes are an integral part of the financial statements.

Scudder High Income Plus Fund

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 75.2%
Consumer Discretionary 19.9%
Adelphia Communications Corp.:
8.375%, 2/1/2008*	1,680,000	554,400
10.875%, 10/1/2010*	80,000	26,400
American Achieve Corp., 11.625%, 1/1/2007	970,000	999,100
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	995,000	638,044
Ameristar Casino, Inc., 10.75%, 2/15/2009	540,000	583,200
AOL Time Warner, Inc., 5.625%, 5/1/2005	600,000	597,703
Avondale Mills, Inc., 10.25%, 5/1/2006	940,000	846,000
Boca Resorts, Inc., 9.875%, 4/15/2009	970,000	999,100
Buffets, Inc., 11.25%, 7/15/2010	2,045,000	2,045,000
Charter Communications Holdings LLC:
8.25%, 4/1/2007	955,000	410,650
8.625%, 4/1/2009	95,000	40,850
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	1,285,000	289,125
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	1,035,000	248,400
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,240,000	1,283,400
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	1,235,000	1,285,944
Cinemark USA, Inc.:
8.5%, 8/1/2008	1,195,000	1,102,388
9.625%, 8/1/2008	1,150,000	1,098,250
Series D, 9.625%, 8/1/2008	100,000	95,500
Clear Channel Communication, Inc., 8.0%, 11/1/2008	1,075,000	1,132,781
Cox Communications, Inc., 7.125%, 10/1/2012	685,000	707,733
CSC Holdings, Inc.:
7.25%, 7/15/2008	2,330,000	1,916,425
7.875%, 12/15/2007	615,000	508,913
DIMON, Inc.:
8.875%, 6/1/2006	1,975,000	1,965,125
Series B, 9.625%, 10/15/2011 (c)	1,580,000	1,639,250
EchoStar Communications Corp.:
9.25%, 2/1/2006	1,390,000	1,390,000
9.375%, 2/1/2009	2,970,000	2,970,000
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,695,000	1,678,050
Emmis Escrow Corp., 12.5%, 3/15/2011	616,000	485,100
Gap, Inc., 5.625%, 5/1/2003	1,905,000	1,905,000
Guitar Center Management, 11.0%, 7/1/2006	1,417,000	1,431,170
Herbst Gaming, Inc., 10.75%, 9/1/2008	3,270,000	3,384,450
Hilton Hotels Corp., 8.25%, 2/15/2011	2,445,000	2,494,316
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,065,000	1,112,925
Host Marriott LP, 9.25%, 10/1/2007	1,185,000	1,173,150
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	840,000	319,200
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,330,000	1,092,263
International Game Technology, 8.375%, 5/15/2009	1,225,000	1,341,375
Jacobs Entertainment Co., 11.875%, 2/1/2009	535,000	548,375
Krystal, Inc., 10.25%, 10/1/2007	550,000	490,188
MGM Mirage, Inc., 9.75%, 6/1/2007	295,000	324,500
Mirage Resorts, Inc., 6.75%, 2/1/2008	1,790,000	1,791,076
Mothers Work, Inc., 11.25%, 8/1/2010	535,000	535,000
Nextmedia Operating, Inc., 10.75%, 7/1/2011	1,170,000	1,159,763
North American Van Lines, Inc., 13.375%, 12/1/2009	1,050,000	987,000
Park Place Entertainment Corp.:
8.875%, 9/15/2008	970,000	1,008,800
9.375%, 2/15/2007	1,060,000	1,113,000
PRIMEDIA, Inc., 8.875%, 5/15/2011	880,000	737,000
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	1,870,000	1,402,500
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	350,000	346,500
Russell Corp., 9.25%, 5/1/2010	630,000	648,900
Scientific Games Corp., 12.5%, 8/15/2010	2,263,000	2,545,875
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	3,590,000	3,231,000
Six Flags, Inc., 10.0%, 4/1/2008	2,450,000	2,186,625
Sonic Automotive, Inc., 11.0%, 8/1/2008	1,970,000	2,038,950
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	792,000	827,640
Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,505,000	1,542,625
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	2,010,000	1,959,750
Wynn Las Vegas Corp., 12.0%, 11/1/2010	190,000	178,600
YUM! Brands, Inc., 7/7%, 7/1/2012	600,000	620,990
		68,015,337
Consumer Staples 5.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	2,565,000	2,654,775
Delhaize America, Inc., 8.125%, 4/15/2011	435,000	369,192
Doane Pet Care Co., 9.75%, 5/15/2007	950,000	698,250
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	1,435,000	1,420,650
Fleming Companies, Inc.:
9.25%, 6/15/2010	335,000	274,700
9.875%, 5/1/2012	1,525,000	861,625
10.125%, 4/1/2008	2,155,000	1,831,750
IMC Global, Inc., 10.875%, 6/1/2008	785,000	843,875
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	980,000	1,010,625
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	1,655,000	1,820,500
PSF Group Holdings, Inc., 9.25%, 6/15/2011	1,540,000	1,062,600
Salton, Inc., 12.25%, 4/15/2008	345,000	313,950
Service Corp. International, 7.7%, 4/15/2009	2,675,000	2,260,375
Smithfield Foods, Inc., 8.0%, 10/15/2009	170,000	170,850
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,665,000	1,681,650
Swift & Co., 10.125%, 10/1/2009	155,000	133,300
US Can Corp., Series B, 12.375%, 10/1/2010	630,000	248,850
		17,657,517
Energy 8.0%
Avista Corp.:
7.75%, 1/1/2007	1,400,000	1,403,065
9.75%, 6/1/2008	2,425,000	2,164,022
Belco Oil & Gas Corp., 8.875%, 9/15/2007	1,310,000	1,349,300
Chesapeake Energy Corp.:
8.125%, 4/1/2011	295,000	300,900
9.0%, 8/15/2012	2,155,000	2,251,975
Consumers Energy Co.:
6.0%, 3/15/2005	415,000	398,299
6.25%, 9/15/2006	645,000	615,898
6.375%, 2/1/2008	175,000	160,675
Continental Resources, Inc., 10.25%, 8/1/2008	360,000	313,200
Edison Mission Energy, 7.73%, 6/15/2009	2,530,000	1,012,000
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	865,000	806,059
Nevada Power Co., 10.875%, 10/15/2009	185,000	175,750
Newpark Resources, Inc., 8.625%, 12/15/2007	445,000	418,300
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	425,000	320,286
7.95%, 3/15/2023	495,000	391,038
Parker & Parsley, 8.25%, 8/15/2007	4,850,000	5,081,195
Parker Drilling Co., Series B, 10.125%, 11/15/2009	1,185,000	1,149,450
Petro Stopping Centers, 10.5%, 2/1/2007	2,455,000	2,209,500
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	2,695,000	2,740,510
7.5%, 4/15/2012	225,000	241,636
Plains All American Pipeline, 7.75%, 10/15/2012	165,000	168,300
Pride International, Inc., 10.0%, 6/1/2009	880,000	948,200
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	720,000	403,200
Westar Energy, Inc., 7.875%, 5/1/2007	1,670,000	1,606,974
Western Resources, Inc., 9.75%, 5/1/2007	475,000	418,993
Xcel Energy, Inc., 7.0%, 12/1/2010	345,000	289,800
		27,338,525
Financials 2.0%
Capstar Hotel Co., 8.75%, 8/15/2007	1,080,000	675,000
Corrections Corp. of America, 9.875%, 5/1/2009	1,900,000	2,006,875
LaBranche & Co., Inc., 12.0%, 3/2/2007	1,400,000	1,484,000
Meristar Hospitality Corp.:
8.75%, 8/15/2007	195,000	121,875
9.0%, 1/15/2008	1,555,000	1,298,425
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	730,000	726,350
Xerox Credit Corp., 7.0%, 6/9/2003	400,000	360,000
		6,672,525
Health Care 2.9%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	190,000	190,950
DJ Orthopedics LLC/DJ Orthopedics Capital Corp., 12.625%, 6/15/2009	810,000	778,613
Health Care Service Corp., 7.75%, 6/15/2011	850,000	909,887
HealthSouth Corp.:
7.0%, 6/15/2008	2,365,000	1,738,275
7.625%, 6/1/2012	3,300,000	2,607,000
Insight Health Services, Series B, 9.875%, 11/1/2011	130,000	126,100
Magellan Health Services, Inc.:
9.0%, 2/15/2008	1,605,000	272,850
9.375%, 11/15/2007	140,000	89,600
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	1,030,000	973,350
MedQuest, Inc., 11.875%, 8/15/2012	195,000	194,025
Omnicare, Inc., Series B, 8.125%, 3/15/2011	465,000	492,900
Radiologix, Inc., 10.5%, 12/15/2008	1,025,000	999,375
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	185,000	185,000
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	505,000	477,225
		10,035,150
Industrials 21.0%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	5,625,000	5,512,500
Series B, 10.0%, 8/1/2009	725,000	696,000
Atlantis Group, Inc., 11.0%, 2/15/2003	1,725,000	1,699,125
AutoNation, Inc., 9.0%, 8/1/2008	1,635,000	1,663,613
Avis Group Holdings, Inc., 11.0%, 5/1/2009	2,965,000	3,198,494
Buckeye Technologies, Inc.:
8.25%, 12/15/2005	1,240,000	1,016,800
9.25%, 9/15/2008	1,455,000	1,105,800
Caraustar Industries, Inc., 7.375%, 6/1/2009	1,375,000	1,365,081
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	405,000	371,081
Collins & Aikman Products:
10.75%, 12/31/2011	330,000	305,250
11.5%, 4/15/2006	1,300,000	1,075,750
CP Ships Ltd., 10.375%, 7/15/2012	1,115,000	1,148,450
Dana Corp., 9.0%, 8/15/2011	1,390,000	1,285,750
Day International Group, Inc., 11.125%, 6/1/2005	1,005,000	1,005,000
Dimon Subs, 6.25%, 3/31/2007	345,000	296,700
Equistar Chemicals LP, 8.75%, 2/15/2009	5,545,000	4,602,350
Fairchild Corp., 10.75%, 4/15/2009	1,160,000	1,125,200
Ferro Corp., 9.125%, 1/1/2009	1,275,000	1,335,916
Fibermark, Inc., 10.75%, 4/15/2011	2,090,000	1,964,600
Flowserve Corp., 12.25%, 8/15/2010	535,000	567,100
Fort James Corp., 6.875%, 9/15/2007	880,000	774,400
Golden State Petroleum Transportation, 8.04%, 2/1/2019	1,105,000	1,022,832
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	1,245,000	910,120
7.857%, 8/15/2011	1,260,000	929,324
8.125%, 3/15/2003	485,000	480,206
Hercules, Inc.:
6.6%, 8/1/2027	2,250,000	2,188,125
11.125%, 11/15/2007	4,190,000	4,614,238
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	360,000	369,000
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,510,000	1,532,650
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	725,000	652,500
Kansas City Southern:
7.5%, 6/15/2009	560,000	579,600
9.5%, 10/1/2008	1,525,000	1,677,500
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,045,000	983,606
Louisiana Pacific Corp., 10.875%, 11/15/2008	455,000	477,750
Lyondell Chemical Co., 10.875%, 5/1/2009	125,000	106,250
Metaldyne Corp., 11.0%, 6/15/2012	715,000	507,650
Millennium America, Inc.:
7.0%, 11/15/2006	3,335,000	3,118,225
7.625%, 11/15/2026	3,195,000	2,492,100
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	1,105,000	1,149,200
Phelps Dodge Corp., 8.75%, 6/1/2011	975,000	980,122
Resolution Performance Products LLC, 13.5%, 11/15/2010	2,255,000	2,390,300
Samsonite Corp., 10.75%, 6/15/2008	1,720,000	1,290,000
Stewart Enterprises, Inc., 6.4%, 5/1/2003	1,785,000	1,767,150
Sweetheart Cup Co., Inc, 12.0%, 9/1/2003	2,460,000	1,845,000
Terex Corp., 8.875%, 4/1/2008	780,000	666,900
Travelcenters of America, Inc., 12.75%, 5/1/2009	1,575,000	1,614,375
Trico Marine Services, 8.875%, 5/15/2012	965,000	752,700
United Rentals, Inc.:
Series B, 8.8%, 8/15/2008	440,000	321,200
Series B, 9.0%, 4/1/2009	450,000	324,000
9.25%, 1/15/2009	255,000	186,788
10.75%, 4/15/2008	1,565,000	1,455,450
Xerox Corp.:
5.5%, 11/15/2003	785,000	730,050
9.75%, 11/15/2009	1,840,000	1,568,600
		71,798,471
Information Technology 1.6%
Amkor Technology, Inc., 9.25%, 5/1/2006	660,000	551,100
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	990,000	920,700
Series B, 6.5%, 4/15/2008	320,000	284,800
Globix Corp., 11.0%, 4/26/2008	295,080	221,310
Lucent Technologies, Inc., 5.5%, 11/15/2008	1,500,000	630,000
Seagate Technology Holdings, 8.0%, 5/15/2009	1,305,000	1,318,050
Solectron Corp.:
7.375%, 3/1/2006	445,000	378,250
9.625%, 2/15/2009	1,330,000	1,197,000
		5,501,210
Materials 5.9%
American Plumbing & Mechanical, Inc., 11.625%, 10/15/2008	985,000	344,750
Berry Plastics Corp., 10.75%, 7/15/2012	945,000	982,800
Dayton Superior Corp., 13.0%, 6/15/2009	1,720,000	1,341,600
Dex Media East LLC/Fin:
9.875%, 11/15/2009	1,400,000	1,442,000
12.125%, 11/15/2012	2,255,000	2,317,013
Foamex LP/Capital Corp., 10.75%, 4/1/2009	375,000	210,000
Georgia-Pacific Corp.:
7.5%, 5/15/2006	1,490,000	1,311,200
8.125%, 5/15/2011	525,000	454,125
8.875%, 5/15/2031	1,205,000	927,850
Debenture, 7.7%, 6/15/2015	1,525,000	1,174,250
Greif Brothers Corp., 8.875%, 8/1/2012	650,000	672,750
Lyondell Chemical Co., 9.5%, 12/15/2008	1,845,000	1,725,075
Owens-Brockway Glass Container, 8.875%, 2/15/2009	1,780,000	1,828,950
Owens-Illinois, Inc., 7.5%, 5/15/2010	425,000	372,938
Riverwood International Corp., 10.875%, 4/1/2008	715,000	725,725
Schuler Homes, Inc.:
9.375%, 7/15/2009	3,085,000	3,069,575
10.5%, 7/15/2011	175,000	174,563
Toll Corp., 8.25%, 2/1/2011	990,000	975,150
		20,050,314
Telecommunication Services 5.9%
American Tower Corp., 9.375%, 2/1/2009	525,000	304,500
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	2,230,000	1,940,100
Avaya, Inc., 11.125%, 4/1/2009	2,300,000	1,667,500
Celcaribe SA, 14.5%, 3/15/2004	5,115,000	2,327,325
Century Communications Corp., 8.75%, 10/1/2007*	835,000	171,175
Crown Castle International Corp., 9.375%, 8/1/2011	945,000	675,675
FairPoint Communications, Inc., Series B, 9.5%, 5/1/2008	1,240,000	644,800
Level 3 Communications, Inc., 11.0%, 3/15/2008	715,000	412,913
Motorola, Inc.:
7.625%, 11/15/2010	160,000	155,736
8.0%, 11/1/2011	170,000	167,210
Nextel Communications, Inc.:
9.375%, 11/15/2009	230,000	197,225
9.5%, 2/1/2011	2,150,000	1,822,125
NTL, Inc., 9.75%, 4/1/2008*	755,000	47,188
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	90,000	70,200
7.0%, 8/3/2009	2,815,000	1,562,325
7.625%, 8/2/2021	950,000	456,000
Qwest Corp.:
5.625%, 11/15/2008	5,710,000	4,568,000
8.875%, 3/15/2012	85,000	77,350
Sinclair Broadcast Group, 8.0%, 3/15/2012	350,000	357,000
Sprint Capital Corp.:
6.125%, 11/15/2008	1,405,000	1,104,205
6.375%, 5/1/2009	190,000	148,870
8.375%, 3/15/2012	235,000	197,768
US West Communication, Inc., 7.25%, 9/15/2025	1,255,000	884,775
		19,959,965
Utilities 2.8%
AES Corp., 8.75%, 6/15/2008	1,155,000	496,650
Calpine Corp.:
7.875%, 4/1/2008	1,565,000	500,800
8.5%, 2/15/2011	295,000	95,875
CMS Energy Corp.:
7.5%, 1/15/2009	360,000	259,200
8.5%, 4/15/2011	2,695,000	1,913,450
8.9%, 7/15/2008	215,000	161,250
Public Service Co. of Colorado, 7.875%, 10/1/2012	1,120,000	1,159,664
Southwest Gas Corp., 8.375%, 2/15/2011 (c)	3,545,000	3,868,049
Southwestern Public Service Co.:
Series B, 5.125%, 11/1/2006	1,095,000	1,008,857
Series A, 6.2%, 3/1/2009	220,000	200,990
		9,664,785
Total Corporate Bonds (Cost $267,674,818)		256,693,799

Foreign Bonds 18.8%
Acetex Corp., 10.875%, 8/1/2009	1,375,000	1,443,750
Antenna TV SA, 9.0%, 8/1/2007	5,185,000	3,007,300
Bluewater Finance Ltd., 10.25%, 2/15/2012	1,140,000	1,048,800
British Sky Broadcasting PLC:
6.875%, 2/23/2009	1,620,000	1,599,750
8.2%, 7/15/2009	1,150,000	1,207,500
Cable Satisfaction International, Inc., 12.75%, 3/1/2010	850,000	263,500
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	675,000	533,250
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	330,000	231,000
Conproca SA de CV, 12.0%, 6/16/2010	1,150,000	1,368,500
Corp Durango SA, 13.75%, 7/15/2009	1,220,000	744,200
Disco SA, 9.875%, 5/15/2008	400,000	312,000
Euramax International PLC, 11.25%, 10/1/2006	1,275,000	1,306,875
Fage Dairy Industry SA, 9.0%, 2/1/2007	11,835,000	11,302,425
Gruma SA de CV, 7.625%, 10/15/2007	1,490,000	1,396,875
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004	495,000	287,099
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	2,835,000	2,877,525
Innova S de R.L., 12.875%, 4/1/2007	1,065,000	841,350
Intrawest Corp.:
10.5%, 2/1/2010	90,000	90,450
10.5%, 2/1/2010	185,000	185,925
Ispat Europe Group SA, 11.875%, 2/1/2011 Euro	1,875,000	1,578,291
Luscar Coal Ltd., 9.75%, 10/15/2011	780,000	823,875
MDP Acquisitions PLC, 9.625%, 10/1/2012	275,000	281,875
Millicom International Cellular SA, 13.5%, 6/1/2006	1,590,000	445,200
Netia Holdings, 11.25%, 11/1/2007	3,000,000	585,000
Ocean Rig Norway AS, 10.25%, 6/1/2008	930,000	809,100
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	595,000	648,550
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	1,785,000	481,950
PTC International Finance BV, 10.75%, 7/1/2007	1,912,000	1,950,240
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	240,000	196,800
7.25%, 3/15/2018	770,000	542,850
8.75%, 2/2/2011	1,980,000	1,722,600
Stagecoach Holdings PLC:
6.0%, 11/24/2004 Euro	365,000	271,095
8.625%, 11/15/2009	3,495,000	2,567,343
Stena AB, 8.75%, 6/15/2007	1,455,000	1,413,169
Stone Container Corp., 11.5%, 8/15/2006	620,000	657,200
Supercanal Holding SA, 11.5%, 5/15/2005*	1,600,000	14,253
TFM SA de CV:
10.25%, 6/15/2007	205,000	189,113
12.5%, 6/15/2012	1,540,000	1,505,350
11.75%, 6/15/2009	2,875,000	2,702,500
Tyco International Group SA:
5.8%, 8/1/2006	4,330,000	3,788,750
6.125%, 4/4/2007 Euro	305,000	252,205
6.125%, 11/1/2008 (c)	2,930,000	2,519,800
6.125%, 1/15/2009	3,585,000	3,083,100
6.375%, 10/15/2011	3,100,000	2,635,000
Vicap SA, 11.375%, 5/15/2007	2,495,000	1,946,100
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	1,090,000	664,900
Total Foreign Bonds (Cost $69,951,731)		64,324,283

Convertible Bonds 0.8%
Avaya, Inc., Zero Coupon, 10/31/2021*	1,395,000	437,751
DIMON, Inc., 6.25%, 3/31/2007	2,475,000	2,128,500
MascoTech, Inc., 4.5%, 12/15/2003	246,000	223,860
Total Convertible Bonds (Cost $2,790,524)		2,790,111

	Shares	Value ($)

Common Stocks 0.0%
Globix Corp.*	34,403	344
SW Acquisition*	3,010	75,250
Total Common Stocks (Cost $90,713)		75,594

Warrants 0.0%
Atlantic Telecom Group PLC*	1,320	13
Cable Satisfaction International, Inc.*	810	405
Dayton Superior*	2,140	856
Enitel ASA*	655	6
McLeodUSA, Inc.*	3,777	189
Ono Finance PLC*	3,200	32
Travelcenters of America, Inc.*	5,415	54,150
Total Warrants (Cost $259,267)		55,651

Preferred Stocks 1.2%
Crown Castle International Corp.	8,180	400,820
Sinclair Capital*	7,715	807,182
TNP Enterprises, Inc.	39,160	2,897,840
Total Preferred Stocks (Cost $5,328,357)		4,105,842

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.* (Cost $151,936)	1,704	3,681

	Principal Amount ($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Note, 3.25%, 8/15/2007 (Cost $809,508)	805,000	823,521

Scudder High Income Plus Fund

	Shares	Value ($)

Securities Sold Short (0.2%)
Lucent Technologies, Inc. (Proceeds $335,397)	(490,000)	(602,700)

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $347,056,854) (b)	96.2	328,872,482
Total Securities Sold Short (Proceeds $335,397)	(.2)	(602,700)
Other Assets and Liabilities, Net	4.0	13,542,609
Net Assets	100.0	341,812,391

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) The cost for federal income tax purposes was $349,915,918. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $21,043,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,569,168 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,612,604.
(c) At October 31, 2002 these securities have been segregated, in whole or in part, to cover margin requirements for securities sold short.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2002
Assets	Scudder Fixed Income Fund	Scudder Short-Term Fixed Income Fund	Scudder High Income Plus Fund
Investments in securities, at value[a]	$ 866,892,505	$ 74,881,494	$ 328,872,482
Cash	56,682	220,383	9,700,424
Foreign currency, at value (cost $108,790)	-	-	110,248
Receivable for investments sold	33,713,346	348,573	3,899,355
Receivable for Fund shares sold	2,198,842	-	3,546
Interest receivable	9,062,677	744,180	9,243,237
Foreign taxes recoverable	-	-	512
Prepaid expenses and other assets	-	4,354	11,645
Total assets	911,924,052	76,198,984	351,841,449
Liabilities
Payable for investments purchased	29,167,097	368,677	9,168,394
Payable for when-issued and forward delivery securities	1,581,631	-	-
Payable for Fund shares redeemed	575,755	-	-
Dividends payable	539,171	23,392	15,021
Unrealized depreciation on forward currency exchange contracts	-	-	32,411
Securities sold short, at value (proceeds $335,397)	-	-	602,700
Accrued management fee	245,855	18,307	84,204
Other accrued expenses and payables	281,452	44,783	126,328
Total liabilities	32,390,961	455,159	10,029,058
Net assets, at value	$ 879,533,091	$ 75,743,825	$ 341,812,391
Net Assets
Net assets consist of: Undistributed net investment income/(accumulated distributions in excess of net investment income)	(126,824)	6,282	(1,004,393)
Net unrealized appreciation (depreciation) on: Investments	22,146,649	321,038	(18,451,675)
Foreign currency related transactions	-	-	(29,786)
Accumulated net realized gain (loss)	12,049,734	462,880	(109,689,649)
Paid-in capital	845,463,532	74,953,625	470,987,894
Net assets, at value	$ 879,533,091	$ 75,743,825	$ 341,812,391

a Cost of $844,745,856, $74,560,456 and $347,056,854, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value	Scudder Fixed Income Fund	Scudder Short- Term Fixed Income Fund	Scudder High Income Plus Fund
Class A Net assets applicable to shares outstanding	$ 19,443,191	$ -	$ -
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	1,754,370	-	-
Net Asset Value and redemption price per share	$ 11.08	$ -	$ -
Maximum offering price per share (100 / 95.50 of $11.08)	$ 11.60	$ -	$ -
Class B Net assets applicable to shares outstanding	$ 9,452,195	$ -	$ -
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	852,855	-	-
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 11.08	$ -	$ -
Class C Net assets applicable to shares outstanding	$ 11,004,133	$ -	$ -
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	993,078	-	-
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 11.08	$ -	$ -
Investment Class Net assets applicable to shares outstanding	$ 94,924,541	$ -	$ 3,663,578
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	8,562,769	-	579,536
Net Asset Value, offering and redemption price per share	$ 11.09	$ -	$ 6.32(a)
Institutional Class Net assets applicable to shares outstanding	$ 744,709,031	$ 75,743,825	$ 18,281,737
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	67,193,769	7,445,707	2,892,043
Net Asset Value, offering and redemption price per share	$ 11.08	$ 10.17	$ 6.32(a)
Premier Class Net assets applicable to shares outstanding	$ -	$ -	$ 319,867,076
Shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	-	-	50,599,069
Net Asset Value, offering and redemption price per share	$ -	$ -	$ 6.32

(a) Redemption price per share for shares held less than 180 days of their purchase is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended October 31, 2002
Investment Income	Scudder Fixed Income Fund	Scudder Short-Term Fixed Income Fund	Scudder High Income Plus Fund
Income: Interest	$ 50,711,726	$ 2,117,991	$ 38,478,554
Dividends	-	-	623,191
Total Income	50,711,726	2,117,991	39,101,745
Expenses: Management fee	3,298,175	188,384	1,759,840
Administrator service fee	989,459	56,515	420,964
Custodian	108,089	25,119	156,069
Auditing	31,706	25,882	24,482
Distribution and Shareholder Servicing fees	163,475	-	11,720
Legal	34,836	6,028	18,285
Trustees' fees and expenses	16,351	17,000	16,270
Reports to shareholders	32,342	16,736	26,047
Registration fees	84,544	19,305	36,161
Other	11,200	2,316	5,165
Total expenses, before expense reductions	4,770,177	357,285	2,475,003
Expense reductions	(97,404)	(97,835)	(678,456)
Total expenses, after expense reductions	4,672,773	259,450	1,796,547
Net investment income	46,038,953	1,858,541	37,305,198
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	19,301,943	471,836	(50,400,419)
Foreign currency related transactions	-	-	(301,712)
	19,301,943	471,836	(50,702,131)
Net unrealized appreciation (depreciation) during the period on: Investments	(19,414,099)	(200,377)	2,813,445
Foreign currency related transactions	-	-	(29,786)
	(19,414,099)	(200,377)	2,783,659
Net gain (loss) on investment transactions	(112,156)	271,459	(47,918,472)
Net increase (decrease) in net assets resulting from operations	$ 45,926,797	$ 2,130,000	$ (10,613,274)

Statement of Changes in Net Assets - Scudder Fixed Income Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 46,038,953	$ 51,355,390
Net realized gain (loss) on investment transactions	19,301,943	21,232,649
Net unrealized appreciation (depreciation) on investment transactions during the period	(19,414,099)	45,614,581
Net increase (decrease) in net assets resulting from operations	45,926,797	118,202,620
Distributions to shareholders from: Net investment income: Class A	(80,683)	-
Class B	(33,997)	-
Class C	(33,274)	-
Investment Class	(3,041,827)	(1,394,320)
Institutional Class	(43,064,320)	(49,959,242)
Fund share transactions: Proceeds from shares sold	467,669,565	240,675,303
Reinvestment of distributions	41,621,153	39,926,264
Cost of shares redeemed	(403,110,841)	(391,328,091)
Net increase (decrease) in net assets from Fund share transactions	106,179,877	(110,726,524)
Increase (decrease) in net assets	105,852,573	(43,877,466)
Net assets at beginning of period	773,680,518	817,557,984
Net assets at end of period (includes accumulated distributions in excess of net investment income of $126,824 and $119,762, respectively)	$ 879,533,091	$ 773,680,518

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Short-Term Fixed Income Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 1,858,541	$ 2,006,566
Net realized gain (loss) on investment transactions	471,836	126,895
Net unrealized appreciation (depreciation) on investment transactions during the period	(200,377)	573,656
Net increase (decrease) in net assets resulting from operations	2,130,000	2,707,117
Distributions to shareholders from: Net investment income	(1,930,814)	(2,006,517)
Net realized gains	(75,524)	-
Fund share transactions: Proceeds from shares sold	79,965,119	46,800,438
Reinvestment of distributions	1,078,963	469,158
Cost of shares redeemed	(43,633,267)	(44,236,811)
Net increase (decrease) in net assets from Fund share transactions	37,410,815	3,032,785
Increase (decrease) in net assets	37,534,477	3,733,385
Net assets at beginning of period	38,209,348	34,475,963
Net assets at end of period (including undistributed net investment income/(distributions in excess of net investment income) of $6,282 and $(1,227), respectively)	$ 75,743,825	$ 38,209,348

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder High Income Plus Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 37,305,198	$ 37,514,403
Net realized gain (loss) on investment transactions	(50,702,131)	(55,072,579)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,783,659	10,063,693
Net increase (decrease) in net assets resulting from operations	(10,613,274)	(7,494,483)
Distributions to shareholders from: Net investment income: Investment Class	(475,313)	(510,696)
Institutional Class	(2,170,520)	(2,691,223)
Premier Class	(34,433,768)	(34,205,360)
Net realized gains: Investment Class	-	(23,951)
Institutional Class	-	(109,036)
Premier Class	-	(1,336,026)
Fund share transactions: Proceeds from shares sold	123,417,118	243,069,333
Reinvestment of distributions	39,943,153	34,834,721
Redemption in kind	-	(100,853,841)
Cost of shares redeemed	(125,027,915)	(84,793,844)
Redemption fees	52,950	-
Net increase (decrease) in net assets from Fund share transactions	38,385,306	92,256,369
Increase (decrease) in net assets	(9,307,569)	45,885,594
Net assets at beginning of period	351,119,960	305,234,366
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,235,606 and $892,026 respectively)	$ 341,812,391	$ $351,119,960

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Fixed Income Fund

Class A
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.92
Income (loss) from investment operations: Net investment income[b]	.17
Net realized and unrealized gain (loss) on investment transactions	.18
Total from investment operations	.35
Less distributions from: Net investment income	(.19)
Net asset value, end of period	$ 11.08
Total Return (%)[c]	3.29**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19
Ratio of expenses before expense reductions (%)	.83*
Ratio of expenses after expense reductions (%)	.79*
Ratio of net investment income (%)	4.82*
Portfolio turnover rate (%)	152
[a] For the period from June 28, 2002 (commencement of sales of Class A shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class B
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.92
Income (loss) from investment operations: Net investment income[b]	.14
Net realized and unrealized gain (loss) on investment transactions	.18
Total from investment operations	.32
Less distributions from: Net investment income	(.16)
Net asset value, end of period	$ 11.08
Total Return (%)[c]	3.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9
Ratio of expenses before expense reductions (%)	1.58*
Ratio of expenses after expense reductions (%)	1.54*
Ratio of net investment income (%)	4.07*
Portfolio turnover rate (%)	152
[a] For the period from June 28, 2002 (commencement of sales of Class B shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class C
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.92
Income (loss) from investment operations: Net investment income[b]	.15
Net realized and unrealized gain (loss) on investment transactions	.17
Total from investment operations	.32
Less distributions from: Net investment income	(.16)
Net asset value, end of period	$ 11.08
Total Return (%)[c]	2.96**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11
Ratio of expenses before expense reductions (%)	1.58*
Ratio of expenses after expense reductions (%)	1.54*
Ratio of net investment income (%)	4.07*
Portfolio turnover rate (%)	152
[a] For the period from June 28, 2002 (commencement of sales of Class C shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales changes.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Investment Class
Years Ended October 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 10.24	$ 10.17	$ 10.88	$ 10.75
Income (loss) from investment operations:
Net investment income	.59[b]	.64	.59	.61	.45
Net realized and unrealized gain (loss) on investment transactions	(.03)	.88	.07	(.54)	.13
Total from investment operations	.56	1.52	.66	.07	.58
Less distributions from: Net investment income	(.59)	(.64)	(.59)	(.61)	(.45)
Net realized gains on investment transactions	-	-	-	(.17)	-
Total distributions	(.59)	(.64)	(.59)	(.78)	(.45)
Net asset value, end of period	$ 11.09	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Total Return (%)[c]	5.24	15.39	7.19	.65	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	34	13	7	2
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.81	.81	.79	.80	.87*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.80	.80	.79	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.80	.80	.79	.80	.80*
Ratio of net investment income (%)	5.35	5.95	6.40	5.86	5.77*
Portfolio turnover rate (%)	152	161	116	157	122
[a] For the period February 11, 1998 (commencement of sales of Investment Class shares) to October 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Institutional Class
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.12	$ 10.24	$ 10.17	$ 10.88	$ 10.76
Income (loss) from investment operations:
Net investment income	.61[a]	.67	.67	.64	.65
Net realized and unrealized gain (loss) on investment transactions	(.03)	.88	.07	(.54)	.20
Total from investment operations	.58	1.55	.74	.10	.85
Less distributions from: Net investment income	(.62)	(.67)	(.67)	(.64)	(.65)
Net realized gains on investment transactions	-	-	-	(.17)	(.08)
Total distributions	(.62)	(.67)	(.67)	(.81)	(.73)
Net asset value, end of period	$ 11.08	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Total Return (%)[b]	5.49	15.56	7.55	.86	8.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	745	740	804	1,259	1,263
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.56	.56	.54	.55	.56
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55	.55	.54	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55	.55	.54	.55	.55
Ratio of net investment income (%)	5.60	6.26	6.60	6.08	6.01
Portfolio turnover rate (%)	152	161	116	157	122
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Scudder Short-Term Fixed Income Fund

Institutional Class
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 9.97	$ 9.96	$ 10.13	$ 10.06
Income (loss) from investment operations:
Net investment income	.40[a]	.60	.63	.59	.60
Net realized and unrealized gain (loss) on investment transactions	.07	.21	.01	(.14)	.07
Total from investment operations	.47	.81	.64	.45	.67
Less distributions from: Net investment income	(.46)	(.60)	(.63)	(.60)	(.60)
Net realized gains on investment transactions	(.02)	-	-	(.02)	-
Total distributions	(.48)	(.60)	(.63)	(.62)	(.60)
Net asset value, end of period	$ 10.17	$ 10.18	$ 9.97	$ 9.96	$ 10.13
Total Return (%)[b]	4.71	8.39	6.63	4.49	6.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	38	34	27	20
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.76	.80	.87	1.29	.93
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55	.55	.55	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55	.55	.55	.55	.55
Ratio of net investment income (%)	3.93	5.97	6.35	6.03	5.92
Portfolio turnover rate (%)	211	129	89	142	98
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Scudder High Income Plus Fund

Investment Class
Years Ended October 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.24	$ 8.23	$ 9.07	$ 8.71	$ 10.28
Income (loss) from investment operations:
Net investment income	.71[b]	.94	1.10	1.00	.11
Net realized and unrealized gain (loss) on investment transactions	(.92)	(.91)	(.84)	.36	(1.57)
Total from investment operations	(.21)	.03	.26	1.36	(1.46)
Less distributions from: Net investment income	(.71)	(.96)	(1.10)	(1.00)	(.11)
Net realized gains on investment transactions	-	(.06)	-	-	-
Total distributions	(.71)	(1.02)	(1.10)	(1.00)	(.11)
Redemption fees	-***	-	-	-	-
Net asset value, end of period	$ 6.32	$ 7.24	$ 8.23	$ 9.07	$ 8.71
Total Return (%)[c]	(3.21)	.29	2.34	16.07	.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	3	3.08
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.95	1.11	.96	1.00	1.05*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.90	.90	.91	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.90	.90	.90	.90	.90*
Ratio of net investment income (%)	10.25	12.12	12.96	11.24	11.89*
Portfolio turnover rate (%)	132	175[d]	151	180	131
[a] For the period September 15, 1998 (commencement of sales of Investment Class shares) to October 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Scudder High Income Plus Fund

Institutional Class
Years Ended October 31,	2002	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.25	$ 8.23	$ 9.08	$ 8.71	$ 10.00
Income (loss) from investment operations:
Net investment income	.73[b]	1.01	1.12	1.03	.54
Net realized and unrealized gain (loss) on investment transactions	(.93)	(.95)	(.85)	.37	(1.29)
Total from investment operations	(.20)	.06	.27	1.40	(.75)
Less distributions from: Net investment income	(.73)	(.98)	(1.12)	(1.03)	(.54)
Net realized gains on investment transactions	-	(.06)	-	-	-
Total distributions	(.73)	(1.04)	(1.12)	(1.03)	(.54)
Redemption fees	-***	-	-	-	-
Net asset value, end of period	$ 6.32	$ 7.25	$ 8.23	$ 9.08	$ 8.71
Total Return (%)[c]	(3.07)	.68	2.45	16.54	(7.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	16	30	318	93
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.70	.86	.72	.75	82*
Ratio of expenses after expense reductions (including expense paid by the Fund) (%)	.65	.65	.68	-	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.65	.65	.65	.65	.65*
Ratio of net investment income (%)	10.50	12.44	12.29	11.37	9.34*
Portfolio turnover rate (%)	132	175[d]	151	180	131
[a] For the period March 16, 1998 (commencement of operations) to October 31, 1998.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Scudder High Income Plus Fund

Premier Class
Years Ended October 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.24	$ 8.23
Income (loss) from investment operations:
Net investment income	.74[b]	.98
Net realized and unrealized gain (loss) on investment transactions	(.92)	(.92)
Total from investment operations	(.18)	.06
Less distributions from: Net investment income	(.74)	(.99)
Net realized gains on investment transactions	-	(.06)
Total distributions	(.74)	(1.05)
Redemption fees	-***	-
Net asset value, end of period	$ 6.32	$ 7.24
Total Return (%)[c]	(2.83)	.68**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	320	331
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.70	.71*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.50	.50*
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.50	.50*
Ratio of net investment income (%)	10.65	12.53*
Portfolio turnover rate (%)	132	175[d]
[a] Commencement of sales of Premier Class shares was October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005

Notes to Financial Statements

A. Significant Accounting Policies

Fixed Income Fund, Short-Term Fixed Income Fund and High Income Plus Fund, formerly "High Yield Bond Fund" ("Scudder Fixed Income Fund", "Scudder Short-Term Fixed Income Fund" and "Scudder High Income Plus Fund", each a "Fund" and collectively the "Funds"), each a diversified series of Morgan Grenfell Investment Trust (the "Trust") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fixed Income Fund offer five classes of shares to investors: Class A, Class B, Class C, Institutional Class and Investment Class. The Short-Term Fixed Income Fund offers one class of shares to investors: Institutional Class. The High Income Plus Fund offers three classes of shares to investors: Institutional Class, Investment Class and Premier Class.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Investment Class shares are not subject to any sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The High Income Plus Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Short Sales. The High Income Plus and Short-Term Fixed Income Funds may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. Both Funds borrow securities to complete the transaction. Both Funds maintain collateral with the lender of the securities in the form of cash and/or liquid securities. At October 31, 2002, the value of securities sold short amounted to ($602,700) and the value of the collateral deposited with the lender was $4,394,180 for the High Income Plus Fund.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2002, the High Income Plus Fund had a net tax basis capital loss carryforward of approximately $106,925,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($3,829,000), October 31, 2007 ($1,033,000), October 21, 2008 ($10,382,000), October 31, 2009 ($41,422,000) and October 31, 2010 ($50,259,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of each Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Fixed Income Fund	Short-Term Fixed Income Fund	High Income Plus Fund
Undistributed ordinary income*	$ 5,744,495	$ 583,265	$ 2,141,888
Undistributed net long-term capital gains	$ 10,023,835	$ 50,818	$ -
Capital loss carryforwards	$ -	$ -	$ (106,925,000)
Unrealized appreciation (depreciation) on investments	$ 21,796,579	$ 321,038	$ (21,043,436)

In addition, during the year ended October 31, 2002, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

	Fixed Income Fund	Short-Term Fixed Income Fund	High Income Plus Fund
Distributions from ordinary income*	$ 46,254,101	$ 2,002,156	$ 37,079,601
Distributions from long-term capital gains	$ -	$ 4,182	$ -

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Cash. Cash includes deposits held at each Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Fixed Income Fund	$ 1,295,566,143	$ 1,213,740,390
Short-Term Fixed Income Fund	$ 152,486,361	$ 95,230,361
High Income Plus Fund	$ 483,250,187	$ 445,918,296

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor and Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fixed Income Fund's and Short-Term Fixed Income Fund's respective average daily net assets and 0.50% of the High Income Plus Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended October 31, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each Fund as follows:

	Fixed Income Fund (%)	Short-Term Fixed Income Fund (%)	High Income Plus Fund (%)
Class A	0.79	-	-
Class B	1.54	-	-
Class C	1.54	-	-
Institutional Class	0.55	0.55	0.65
Premier Class	-	-	0.50
Investment Class	0.80	-	0.90

For the year ended October 31, 2002 the management fee was as follows:

	Total Aggregated	Amount Waived by DeAM, Inc.	Effective Rate
Fixed Income Fund	$ 3,298,175	$ 97,404	0.39%
Short-Term Fixed Income Fund	$ 188,384	$ 97,835	0.19%
High Income Plus Fund	$ 1,759,840	$ 678,456	0.31%

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. For the year ended October 31, 2002, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at October 31, 2002
Fixed Income Fund	$ 989,459	$ 87,437
Short-Term Income Fund	$ 56,515	$ 7,685
High Income Plus Fund	$ 420,964	$ 33,785

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Prior to August 19, 2002, ICC Distributors, Inc. ("ICCD") was the distributor for each Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Fixed Income Fund
Class A	$ 4,191	$ 3,054
Class B	$ 6,138	$ 4,668
Class C	$ 6,098	$ 4,906
	$ 16,427	$ 12,628

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Fixed Income Fund
Class B	$ 2,046	$ 1,556	0.25%
Class C	$ 2,033	$ 1,635	0.25%
Investment Class	$ 142,969	$ 91,303	0.25%
	$ 147,048	$ 94,494
High Income Plus Fund
Investment Class	$ 11,720	$ 5,411	0.25%

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Class A, B and C shares of the Fixed Income Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $22,489.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $442 and $146, respectively.

Other. The High Income Plus Fund Institutional and Investment Classes charge a redemption fee of 2% to shareholders who redeem or transfer their shares within 180 days of their purchase.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Share Transactions

Scudder Fixed Income Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A*	1,833,099	$ 20,418,507	-	$ -
Class B*	876,001	9,771,838	-	-
Class C*	996,410	11,089,852	-	-
Investment Class	8,948,342	98,172,290	2,853,231	30,468,348
Institutional Class	30,082,045	328,217,078	19,690,373	210,206,955
		$ 467,669,565		$ 240,675,303
Shares issued to shareholders in reinvestment of distributions
Class A*	5,933	$ 66,021	-	$ -
Class B*	1,952	21,708	-	-
Class C*	2,607	28,975	-	-
Investment Class	278,815	3,060,781	122,730	1,307,484
Institutional Class	3,513,469	38,443,668	3,640,923	38,618,780
		$ 41,621,153		$ 39,926,264
Shares redeemed
Class A*	(84,662)	$ (950,362)	-	$ -
Class B*	(25,098)	(279,065)	-	-
Class C*	(5,939)	(65,371)	-	-
Investment Class	(3,708,215)	(40,792,432)	(1,248,044)	(13,432,162)
Institutional Class	(32,910,861)	(361,023,611)	(35,354,260)	(377,895,929)
		$ (403,110,841)		$ (391,328,091)
Net increase (decrease)
Class A*	1,754,370	$ 19,534,166	-	$ -
Class B*	852,855	9,514,481	-	-
Class C*	993,078	11,053,456	-	-
Investment Class	5,518,942	60,440,639	1,727,917	18,343,670
Institutional Class	684,653	5,637,135	(12,022,964)	(129,070,194)
		$ 106,179,877		$ (110,726,524)

* For the period from June 28, 2002 (commencement of sales of Class A, B, C shares) to October 31, 2002.

Scudder Short-Term Fixed Income Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	7,909,211	$ 79,965,119	4,632,998	$ 46,800,438
Shares issued to shareholders in reinvestment of distributions
Institutional Class	106,361	$ 1,078,963	46,420	$ 469,158
Shares redeemed
Institutional Class	(4,323,346)	$ (43,633,267)	(4,384,791)	$ (44,236,811)
Net increase (decrease)
Institutional Class	3,692,226	$ 37,410,815	294,627	$ 3,032,785

Scudder High Income Plus Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	599,199	$ 4,278,945	800,046	$ 6,368,301
Institutional Class	2,440,505	17,470,594	3,385,811	26,931,363
Premier Class	14,882,139	101,667,579	26,739,041	209,769,669
		$ 123,417,118		$ 243,069,333
Shares issued to shareholders in reinvestment of distributions
Investment Class	65,981	$ 460,857	63,226	$ 493,350
Institutional Class	297,497	2,077,184	321,065	2,517,847
Premier Class	5,381,526	37,405,112	4,099,773	31,823,524
		$ 39,943,153		$ 34,834,721
Shares redemption in kind
Premier Class	-	$ -	(13,289,474)	$ (100,853,841)
Shares redeemed
Investment Class	(711,867)	$ (5,026,576)	(617,207)	$ (4,912,316)
Institutional Class	(2,017,559)	(13,954,235)	(5,130,400)	(40,130,869)
Premier Class	(15,348,220)	(106,047,104)	(4,994,410)	(39,750,659)
		$ (125,027,915)		$ (84,793,844)
Redemption fees		$ 52,950		$ -
Net increase (decrease)
Investment Class	(46,687)	$ (247,815)	246,065	$ 1,949,335
Institutional Class	720,443	5,607,534	(1,423,524)	(10,681,659)
Premier Class	4,915,445	33,025,587	12,554,930	100,988,693
		$ 38,385,306		$ 92,256,369

E. Forward Foreign Currency Commitments

The Scudder High Income Plus Fund had the following open contracts at October 31, 2002:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
EUR	284,605	USD	275,782	1/22/2003	$ (5,050)
EUR	1,672,400	USD	1,623,064	1/22/2003	(27,170)
EUR	269,671	USD	265,896	1/22/2003	(191)
					$ (32,411)

Currency Abbreviation
USD	US Dollars	EUR	Euro

F. Line of Credit

Each Fund and several other affiliated funds (the "Participants") share in a $50 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 1.0 percent.

Report of Independent Accountants

To the Trustees of Morgan Grenfell Investment Trust and Shareholders of Fixed Income Fund, Short-Term Fixed Income Fund and High Income Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fixed Income Fund, Short-Term Fixed Income Fund, and High Income Plus Fund, formerly High Yield Bond Fund, (three of the Funds comprising Morgan Grenfell Investment Trust, hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 23, 2002

Tax Information (Unaudited)

The amounts may differ from elsewhere in this report because of differences between tax and financial reporting requirements.

Taxpayers filing on a calendar year basis will receive tax information for the 2002 calendar year after year end.

Pursuant to Section 852 of the Internal Revenue Code, Scudder Short-Term Fixed Income Fund and Scudder Fixed Income Fund designate $56,000 and $11,030,000, respectively, as capital gain dividends for its year ended October 31, 2002, of which 100% represents 20% rate gains.

Shareholder Meeting Results

Scudder Fixed Income Fund

A Special Meeting of Shareholders of Scudder Fixed Income Fund (a "DeAM, Inc. fund"), a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve new investment advisory agreements (each a "New DeAM Advisory Agreement" and collectively, the "New DeAM Advisory Agreements") between each DeAM, Inc. fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
48,318,233	106,209	263,317

Scudder Short-Term Fixed Income Fund

A Special Meeting of Shareholders of Scudder Short-Term Fixed Income Fund (a "DeAM, Inc. fund"), a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve new investment advisory agreements (each a "New DeAM Advisory Agreement" and collectively, the "New DeAM Advisory Agreements") between each DeAM, Inc. fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
3,999,327	0	0

Scudder High Income Plus Fund

A Special Meeting of Shareholders of Scudder High Income Plus Fund (a "DeAM, Inc. fund"), a series of Morgan Grenfell Investment Trust (the "Trust"), was held on July 30, 2002. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

	Number of Votes:
	For	Withheld
Richard R. Burt	185,348,354	671,426
S. Leland Dill	185,348,354	671,426
Martin J. Gruber	185,350,142	669,638
Richard T. Hale	185,328,936	690,844
Joseph R. Hardiman	185,348,354	671,426
Richard J. Herring	185,350,142	669,638
Graham E. Jones	185,350,142	669,638
Rebecca W. Rimel	185,350,142	669,638
Philip Saunders, Jr.	185,350,040	669,740
William N. Searcy	185,328,834	690,946
Robert H. Wadsworth	185,350,040	669,740

2. To approve new investment advisory agreements (each a "New DeAM Advisory Agreement" and collectively, the "New DeAM Advisory Agreements") between each DeAM, Inc. fund and Deutsche Asset Management, Inc. ("DeAM, Inc.").

Affirmative	Against	Abstain
33,938,427	1,049,916	10,115

Trustees and Officers

Non-Interested Trustees
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964); Trustee, CREF (since 2000); Director, S.G. Cowen Mutual Funds (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai Capital Fund, Inc. (since 2000) and Singapore Fund, Inc. (since 2000) (registered investment companies).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since 1972); Director, Lauder Institute of International Management Studies (since 2000); Co-Director, Wharton Financial Institutions Center (since 2000) and Vice Dean and Director, Wharton Undergraduate Division (1995-2000).	65
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Trustee since 1993	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002); President, Investment Company Administration, L.L.C. (1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (1990-January 2002); Vice President, Professionally Managed Portfolios (1999-2002) and Advisors Series Trust (1997-2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (1994-1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Trustee
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
200

Officers
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc., Vice President and Director of Scudder Distributors, Inc., Trustee, Crossroads for Kids, Inc. (serves at risk children).
David W. Baldt[6] 7/4/49 Vice President since 1995	Managing Director of Active Fixed Income, Deutsche Asset Management, Inc. (1989-present).
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002-present). Formerly, Vice President, Deutsche Asset Management (2000-2002); Partner, Freedman, Levy, Kroll & Simonds (1997-1999).
Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999-present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporate (now Deutsche Bank Securities Inc.) (1997-1999); Senior Manager and other positions, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1988-1997).

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Morgan Grenfell Investment Trust of which these funds are a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.
6 Address: 150 S. Independence Square West, Philadelphia, PA 19106.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Hale and Dorr LLP

60 State Street Boston, MA 02109
Shareholder Service Agent and Transfer Agent

Investment Company Capital Corporation c/o Scudder Investments

811 Main Street Kansas City, MO 64105
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes